Exhibit 99.2


                                                                  EXECUTION COPY



                            ASSET PURCHASE AGREEMENT,


                           DATED AS OF MARCH 28, 2001,


                                  BY AND AMONG


                                  SKYMALL, INC.


                             DURHAM & COMPANY, INC.


                                       AND


                                AWARDS.COM, INC.

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                                TABLE OF CONTENTS

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Article I      SALE OF ASSETS AND CLOSING......................................1

         1.1   Assets..........................................................1

         1.2   Liabilities.....................................................4

         1.3   Purchase Price; Allocation......................................5

         1.4   Closing.........................................................6

         1.5   Prorations......................................................6

         1.6   Post-Closing Cooperation........................................6

Article II     REPRESENTATIONS AND WARRANTIES OF THE SELLER
               AND SKYMALL.....................................................7

         2.1   Organization and Qualification..................................8

         2.2   Authority.......................................................8

         2.3   No Conflicts....................................................9

         2.4   Governmental Approvals and Filings..............................9

         2.5   Books and Records..............................................10

         2.6   Financial Statements...........................................10

         2.7   Absence of Changes.............................................10

         2.8   No Undisclosed Liabilities.....................................11

         2.9   Taxes..........................................................11

         2.10  Legal Proceedings..............................................12

         2.11  Compliance With Laws and Orders................................12

         2.12  Benefit Plans; ERISA...........................................12

         2.13  Real Property..................................................12

         2.14  Tangible Personal Property.....................................12

         2.15  Intellectual Property Rights...................................13

         2.16  Contracts......................................................13

         2.17  Licenses ......................................................14

         2.18  Insurance......................................................14

         2.19  Affiliate Transactions.........................................14

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         2.20  Employees; Labor Relations.....................................14

         2.21  Environmental Matters..........................................15

         2.22  Substantial Customers and Suppliers............................15

         2.23  Accounts Receivable............................................15

         2.24  Inventory......................................................16

         2.25  No Guarantees..................................................16

         2.26  Entire Business................................................16

         2.27  Brokers .......................................................16

         2.28  Investment Representations.....................................16

         2.29  Disclosure.....................................................18

Article III    REPRESENTATIONS AND WARRANTIES OF THE
               PURCHASER......................................................18

         3.1   Organization and Qualification.................................18

         3.2   Authority......................................................19

         3.3   No Conflicts...................................................19

         3.4   Governmental Approvals and Filings.............................20

         3.5   Books and Records..............................................20

         3.6   Financial Statements...........................................20

         3.7   Absence of Changes.............................................20

         3.8   No Undisclosed Liabilities.....................................20

         3.9   Taxes..........................................................20

         3.10  Legal Proceedings..............................................20

         3.11  Compliance With Laws and Orders................................21

         3.12  Benefit Plans; ERISA...........................................21

         3.13  Insurance......................................................21

         3.14  Affiliate Transactions.........................................21

         3.15  Environmental Matters..........................................21

         3.16  Brokers........................................................22

         3.17  Capital Stock..................................................22

Article IV     COVENANTS......................................................22

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         4.1   Delivery of Acquired Assets....................................22

         4.2   Tax Matters....................................................23

         4.3   Collections of Accounts Receivable.............................23

         4.4   Use of Corporate Name..........................................23

         4.5   Anti-Dilution..................................................23

         4.6   Registration Rights............................................23

         4.7   Right of First Offer...........................................23

Article V      CLOSING DELIVERIES.............................................24

         5.1   Documents and Items to be Delivered to the Purchaser...........24

         5.2   Documents and Items to be Delivered to the Seller
               and SkyMall....................................................24

Article VI     SURVIVAL OF REPRESENTATIONS, WARRANTIES,
               COVENANTS AND AGREEMENTS.......................................25

         6.1   Survival of Representations, Warranties, Covenants and
               Agreements.....................................................25

Article VII    INDEMNIFICATION................................................26

         7.1   Indemnification................................................26

Article VIII   DEFINITIONS....................................................28

         8.1   Definitions....................................................28

Article IX     MISCELLANEOUS..................................................35

         9.1   Notices........................................................35

         9.2   Entire Agreement...............................................36

         9.3   Expenses.......................................................37

         9.4   Waiver.........................................................37

         9.5   Amendment......................................................37

         9.6   No Third-Party Beneficiary.....................................37

         9.7   No Assignment; Binding Effect..................................37

         9.8   Headings.......................................................37

         9.9   Invalid Provisions.............................................37

         9.10  Governing Law..................................................38

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         9.11  Construction...................................................38

         9.12  Counterparts...................................................38

         9.13  Joint and Several Liability....................................38

         9.14  Further Assurances.............................................38

         9.15  Set-Off........................................................38

         9.16  Confidentiality................................................38

         9.17  Consent to Jurisdiction and Service of Process.................39

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EXHIBITS

    EXHIBIT A     Assignment Agreement
    EXHIBIT B     Assumption Agreement
    EXHIBIT C     Officer's Certificate of the Seller
    EXHIBIT D     Secretary's Certificate of the Seller
    EXHIBIT E     Services Agreement
    EXHIBIT F     Amended and Restated Stockholders Agreement
    EXHIBIT G     Promissory Note
    EXHIBIT H     Officer's Certificate of the Purchaser
    EXHIBIT I     Secretary's Certificate of the Purchaser
    EXHIBIT J     Security Agreement

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     ASSET PURCHASE AGREEMENT, dated as of March 28, 2001, by and among SKYMALL,
INC.,  a  Nevada  corporation,  ("SKYMALL"),  DURHAM  &  COMPANY,  INC.,  a Utah
corporation  and  wholly-owned   subsidiary  of  SkyMall  (the  "SELLER"),   and
AWARDS.COM, INC., a Delaware corporation (the "PURCHASER").

     WHEREAS, the Seller is engaged in the business of designing, manufacturing, distributing and selling high quality recognition jewelry, logo merchandise, and similar items (the "BUSINESS"); and

     WHEREAS, the Seller desires to sell, transfer and assign to the Purchaser, and the Purchaser desires to purchase and acquire from the Seller, substantially all of the assets of the Seller, and in connection therewith, the Purchaser has agreed to assume certain of the liabilities of the Seller relating to the Business, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                           SALE OF ASSETS AND CLOSING

          1.1 ASSETS.

          (a) ASSETS TRANSFERRED. On the terms and subject to the conditions set forth in this Agreement, the Seller will sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser will purchase and pay for, at the Closing, free and clear of all Liens other than Permitted Liens, all of the Seller's right, title and interest in, to and under the Acquired Assets. For purposes of this Agreement, "ACQUIRED ASSETS" means all of the Assets and Properties of the Seller operated, owned or leased by the Seller on the Closing Date, including, without limitation, the following:

          (i) [Intentionally omitted];

          (ii) INVENTORY. All inventories of raw materials, work-in-process, finished goods, products under research and development, demonstration equipment, office and other supplies, parts, packaging materials and other accessories related thereto that are held at, or are in transit from or to, the locations where the Business or other operations of the Seller are conducted, or located at customers' premises on consignment or otherwise, including, without limitation, any of the foregoing purchased subject to

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     any conditional  sales or title  retention  agreement in favor of any other
     Person, together with all rights of the Seller against suppliers of such inventories (the "INVENTORY");

          (iii) ACCOUNTS RECEIVABLE. All trade accounts receivable and all notes, bonds and other evidences of indebtedness and rights to receive payments owing to the Seller and the Security Agreements related thereto, including any rights of the Seller with respect to any third party collection procedures or any other Actions or Proceedings that have been commenced in connection therewith (the "ACCOUNTS Receivable");

          (iv) TANGIBLE PERSONAL PROPERTY. All furniture, fixtures, equipment, machinery, supplies and other tangible personal property of the Seller (other than the Inventory), whether or not at the locations where the Business is conducted, or at customers' premises on consignment or otherwise (including, but not limited to, the items listed in SECTION 1.1(a)(iv) OF THE DISCLOSURE SCHEDULE) including, without limitation, any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person (the "TANGIBLE PERSONAL PROPERTY");

          (v) TANGIBLE PERSONAL PROPERTY LEASES. (A) The leases or subleases of tangible personal property described in SECTION 1.1(a)(v)(a) OF THE DISCLOSURE SCHEDULE as to which the Seller is the lessor or sublessor and
     (B) the leases of tangible personal property described in SECTION 1.1(a)(v)(b) OF THE DISCLOSURE Schedule as to which the Seller is the lessee or sublessee, together with any options to purchase the underlying property, and in each case all other rights, subleases and profits related to such leases and subleases (the leases and subleases described in subclauses (A) and (B), the "TANGIBLE PERSONAL PROPERTY LEASES");

          (vi) BUSINESS CONTRACTS. All Contracts set forth on SECTION 1.1(a)(vi) of the Disclosure Schedule ("ASSIGNED CONTRACTS");

          (vii) PREPAID ITEMS; ADVANCES; DEFERRED CHARGES. All prepaid items, unrecouped or unearned advances, credits and deferred charges made by the Seller, including the items listed in SECTION 1.1(a)(vii) OF THE DISCLOSURE SCHEDULE ("PREPAYMENTS AND ADVANCES");

          (viii) INTANGIBLE PERSONAL PROPERTY. All (A) Intellectual Property used or held for use by the Seller, including, without limitation, the items listed in SECTION 1.1(a)(viii) OF THE DISCLOSURE SCHEDULE, (B) the names, trademarks and service marks "Durham & Company, Inc." and "Durham," all derivatives thereof and any similar corporate trade name or trademark of the Seller, (C) rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by the Seller to the extent such causes of action, lawsuits, judgments, claims and demands relate to the Business or the ownership, use, function or value of any Acquired Assets or, with respect to any of the Assumed Liabilities, whether arising by way of counterclaim or otherwise, including, without limitation,

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     any infringement, misappropriation or unfair competition actions and piracy enforcement actions, and all proceeds with respect to any of the foregoing and (D) goodwill associated with the Business or the Acquired Assets (collectively, "INTANGIBLE PERSONAL PROPERTY");

          (ix) LICENSES. All Licenses utilized in the conduct of the Business ("BUSINESS LICENSES");

          (x) SECURITY DEPOSITS. All security deposits deposited by or on behalf of the Seller as lessee or sublessee under the Tangible Personal Property Leases (the "SECURITY DEPOSITS");

          (xi) BUSINESS BOOKS AND RECORDS. All Books and Records used or held for use in the conduct of the Business, including, without limitation, customer and client contact lists, or otherwise relating to the Acquired Assets or Assumed Liabilities, other than the minute books, stock transfer books and corporate seal of the Seller (the "BUSINESS BOOKS AND RECORDS"); and

          (xii) OTHER ASSETS AND PROPERTIES. All other Assets and Properties of the Seller, except as otherwise specifically provided in Section 1.1(b) (the "OTHER ASSETS").

     The Seller agrees to confirm the sale of the Acquired Assets on the Closing Date by the execution and delivery to the Purchaser, on the Closing Date, of the Assignment Agreement.

     (b) EXCLUDED ASSETS. Notwithstanding anything in this Agreement to the contrary, the following Assets and Properties of the Seller (the "EXCLUDED ASSETS") shall be excluded from and shall not constitute Acquired Assets:

          (i) CASH. All cash or cash equivalents in the bank accounts of the Seller as of the Closing Date;

          (ii) CORPORATE RECORDS. Minute books, stock transfer books and corporate seal of the Seller;

          (iii) THIS AGREEMENT. The Seller's rights under this Agreement, the Stockholders Agreement and the Operative Agreements to which the Seller is a party;

          (iv) BENEFIT PLANS AND OTHER CONTRACTS. Any Benefit Plan of the Seller, including, without limitation, the Benefit Plans set forth in
     SECTION 2.12 OF THE DISCLOSURE SCHEDULE, and all of the Contracts other than Assigned Contracts.

          (v) REAL PROPERTY LEASES. That certain Sublease Agreement, dated as of April 14, 1999, by and between the Seller and Multimedia Telesys, Inc., with respect to 1205 S. Park Lane, Suites 1 and 2, Maricopa, Arizona (the

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     "REAL PROPERTY LEASE"), and all other leases and subleases of real property to which the Seller is a party, together with any options to purchase the underlying property and leasehold improvements thereon and all interests of the Seller in or related to the buildings, structures, fixtures and improvements on the properties covered by such lease and all other rights, subleases, licenses, permits, deposits and profits appurtenant to or related to any such lease and all security deposits paid thereon.

     1.2 LIABILITIES.

     (a) ASSUMED LIABILITIES. In connection with the sale, transfer, conveyance, assignment and delivery of the Acquired Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement and except as otherwise provided in Section 1.2(b), at the Closing, the Purchaser will assume and agree to pay, perform and discharge the following obligations of the Seller, as the same shall exist on the Closing Date (the "ASSUMED LIABILITIES"), and no other obligations:

          (i) OBLIGATIONS UNDER ASSIGNED CONTRACTS OR BUSINESS LICENSES. All obligations of the Seller under the Assigned Contracts and Business Licenses validly transferred to the Purchaser arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date; and

          (ii) ACCOUNTS PAYABLE. The obligations of the Seller with respect to accounts payable to the Persons that are set forth in SECTION 1.2(a)(ii) OF THE DISCLOSURE SCHEDULE (the "ACCOUNTS PAYABLE").

     The Purchaser agrees to confirm such assumption by the execution and delivery to the Seller, on the Closing Date, of the Assumption Agreement.

     Notwithstanding anything in this Agreement to the contrary, the Purchaser shall not assume any of the obligations for which the Seller shall be liable as provided in Section 1.5, and the same shall be excluded from the definition of "Assumed Liabilities" for all purposes of this Agreement.

     (b) RETAINED LIABILITIES. Except for the Assumed Liabilities, the Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of the Seller of any kind, character or description whatsoever (the "RETAINED LIABILITIES"). Notwithstanding anything in Section 1.2(a) or in any other provision of this Agreement to the contrary, the Retained Liabilities shall include, without limitation, the following:

          (i) any liability or obligation relating to any Excluded Asset;

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          (ii) any liability or obligation  relating to any  Indebtedness of the
     Seller, including, without limitation, the obligations of the Seller set forth on SECTION 2.19(a) OF THE DISCLOSURE SCHEDULE;

          (iii) any claim, liability or obligation relating to any Taxes, including, with respect to the Seller and the Business, for any period or portion thereof ending on or before the Closing Date or arising out of any tax sharing agreement or the transactions contemplated by this Agreement;

          (iv) any liability relating to any Benefit Plan or any employee or consultant of the Seller;

          (v) any liability arising out of or relating to any tort or breach of contract (including, without limitation, any breach of any Contract) arising out of actions or inaction prior to the Closing;

          (vi) any liability arising under or pursuant to any Environmental Law arising out of actions or inaction prior to the Closing; or

          (vii) any liability which does not relate to the operations of the Business.

     1.3 PURCHASE PRICE; ALLOCATION.

     (a) PURCHASE PRICE. In exchange for the Acquired Assets the Purchaser shall deliver to Seller, or at the direction of Seller, SkyMall, the aggregate purchase price (the "PURCHASE PRICE") as follows:

          (i) the Note; and

          (ii) 60,745,597 shares of Common Stock, par value $0.01 per share ("COMMON STOCK"), of the Purchaser, by delivering to the Seller at the Closing a certificate, registered in the name of the Seller, evidencing such Common Stock (the "PURCHASED STOCK", and together with the Note, the "PURCHASED SECURITIES");

     (b) ALLOCATION OF PURCHASE PRICE. The parties hereto acknowledge and agree that the purchase and sale of the Acquired Assets is an "applicable asset acquisition" within the meaning of Section 1060(c) of the Code. The Purchase Price (including for this purpose the Assumed Liabilities) shall be allocated among the Acquired Assets as set forth in SECTION 1.3(B) OF THE DISCLOSURE SCHEDULE and the parties agree to be bound by, and shall file Tax Returns consistent with, such allocations.

     1.4 CLOSING. The closing of the sale and transfer of the Acquired Assets to the Purchaser and the assumption of the Assumed Liabilities by the Purchaser (the "CLOSING") will take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, or at such other place as the Purchaser and the Seller mutually agree, at 10:00 a.m., local time, on the Closing Date. At the Closing, the Purchaser will pay and deliver the Purchase

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Price in  accordance  with Section 1.3.  Simultaneously  with the payment of the
Purchase Price, (a) the Seller will assign and transfer to the Purchaser good and valid title in and to the Acquired Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (i) the Assignment Agreement, substantially in the form of EXHIBIT A hereto (the "ASSIGNMENT AGREEMENT"), duly executed by the Seller, and (ii) such other instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to the Purchaser's counsel and duly executed by the Seller, as the Purchaser shall request to vest in the Purchaser good title to the Acquired Assets (the Assignment Agreement and the other instruments referred to in clause (ii) above being collectively referred to herein as the "ASSIGNMENT INSTRUMENTS"), and (b) the Purchaser will assume from the Seller the payment and performance of the Assumed Liabilities by delivery of the Assumption Agreement, substantially in the form of EXHIBIT B hereto (the "ASSUMPTION AGREEMENT"), duly executed by the Purchaser. At the Closing, there shall also be delivered, to the applicable parties hereto, the opinions, certificates and other contracts, documents, and instruments required to be delivered under Article VI.

     1.5 PRORATIONS. Prorations relating to the Acquired Assets will be made as of the Closing Date, with the Seller liable to the extent that personal property Taxes payable in respect of the Acquired Assets relate to any time period prior to the Closing Date and the Purchaser liable to the extent such items relate to periods beginning with and subsequent to the Closing Date.

     1.6 POST-CLOSING COOPERATION.

     (a) At any time or from time to time after the Closing, at the Purchaser's request and without further consideration, the Seller shall execute and deliver to the Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as the Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, all of the Acquired Assets, and, to the fullest extent permitted by Law, to put the Purchaser in actual possession and operating control of the Acquired Assets and to assist the Purchaser in exercising all rights with respect thereto, and otherwise to cause the Seller to fulfill its obligations under this Agreement and the Operative Agreements. The Seller shall use its best efforts to obtain any consents necessary to effectively assign the Assigned Contracts.

     (b) Effective on the Closing Date, the Seller hereby constitutes and appoints the Purchaser the true and lawful attorney-in-fact of the Seller, with full power of substitution, in the name of the Seller or the Purchaser, but on behalf of and for the sole benefit of the Purchaser: (i) to demand and receive from time to time any and all of the Acquired Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all Actions

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or Proceedings that the Purchaser may deem proper in order to collect, assert or enforce  any  claim,  right or title of any kind in or to the  Acquired  Assets;
(iii) to defend or compromise any or all Actions or Proceedings in respect of any of the Acquired Assets; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clauses (i) through (iii) as the Purchaser shall deem desirable. The Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by the Seller in any manner or for any reason. The Seller shall deliver to the Purchaser at Closing an acknowledged power of attorney to the foregoing effect duly executed by the Seller.

     (c) At any time after the Closing, for litigation, Tax or accounting purposes, upon the written request of the Purchaser to the Seller or the Seller to the Purchaser stating the need therefor, the party receiving such request shall (i) make or cause to be made available to the other party, its related companies or successors, and permit such other party and its agents to inspect and copy the Books and Records of the party receiving such request and (ii) assist in arranging discussions with (and calling as witnesses) officers, employees and agents of the party receiving such request on matters relating to the Acquired Assets, the Assumed Liabilities, the Excluded Assets and the Retained Liabilities subject to the reimbursement of the party receiving such request for any actual out-of-pocket expenses incurred by the party receiving such request in the performance of its obligations under this Section 1.6(c).

     (d) Notwithstanding anything to the contrary contained in this Section 1.6, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance with Section 1.6(c) shall be subject to applicable rules relating to discovery.

                                   ARTICLE II

            REPRESENTATIONS AND WARRANTIES OF THE SELLER AND SKYMALL


     Each of SkyMall and the Seller hereby represents and warrants to the Purchaser, on a joint and several basis, as follows:

     2.1 ORGANIZATION AND QUALIFICATION. The Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Utah, and has full corporate power and authority to conduct the Business as and to the extent now conducted and to own, use and lease its Assets and Properties. The Seller is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of the Business, makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the Condition of the Business, the validity or enforceability of this Agreement, the Stockholders Agreement or any of the Operative Agreements to which it is a party or the ability of the Seller to perform its obligations hereunder or thereunder.

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     2.2 AUTHORITY.

     (a) The Seller has full corporate power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Acquired Assets. The execution and delivery by the Seller of this Agreement, the Stockholders Agreement and the Operative Agreements to which it is a party, and the performance by the Seller of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of the Seller and by the shareholders of the Seller, no other corporate action on the part of the Seller or its shareholders being necessary in connection with such execution, delivery and performance. This Agreement has been duly and validly executed and delivered by the Seller and constitutes, and upon the execution and delivery by the Seller of Stockholders Agreement and the Operative Agreements to which it is a party, the Stockholders Agreement and such Operative Agreements will constitute, legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditor's rights generally and by general principles of equity.

     (b) SkyMall has full corporate power and authority to execute and deliver this Agreement, Stockholders Agreement and the Operative Agreements to which SkyMall is a party, to perform its obligations hereunder and thereunder, to consummate the transactions contemplated hereby and thereby, and to make the representations, warranties, covenants and agreements made by SkyMall in this Agreement, the Stockholders Agreement and the Operative Agreements to which SkyMall is a party. The execution and delivery by SkyMall of this Agreement, the Stockholders Agreement and the Operative Agreements to which it is a party, and the performance by SkyMall of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of SkyMall, no other corporate action on the part of SkyMall or its shareholders being necessary in connection with such execution, delivery and performance. This Agreement has been duly and validly executed and delivered by SkyMall and constitutes, and upon the execution and delivery by SkyMall of the Stockholders Agreement and the Operative Agreements to which SkyMall is a party, the Stockholders Agreement and such Operative Agreements will constitute, legal, valid and binding obligations of SkyMall enforceable against SkyMall in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditor's rights generally and by general principles of equity.

     2.3 NO CONFLICTS. The execution and delivery by each of the Seller and SkyMall of this Agreement, and the execution and delivery by each of the Seller and SkyMall of the Stockholders Agreement and Operative Agreements to which it is a party, the performance by each of the Seller and SkyMall of its respective obligations under this Agreement, the Stockholders Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby did not, do not and will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of the Seller;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Seller, SkyMall or any of their respective Assets and Properties; or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require the Seller or SkyMall to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Seller or SkyMall, or any of their respective Assets and Properties under, any Business Contract or Business License or any Contract or License to which the Seller or SkyMall is a party or by which any of their respective Assets and Properties are bound.

     2.4 GOVERNMENTAL APPROVALS AND FILINGS. Except as disclosed in SECTION 2.4 OF THE DISCLOSURE SCHEDULE, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Seller or SkyMall is required in connection with the execution, delivery and performance of this Agreement, the Stockholders Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

     2.5 BOOKS AND RECORDS. Copies of the minute books, stock record books and other similar records of the Seller have been provided to the Purchaser prior to the execution of this Agreement, are complete and correct and have been maintained in accordance with sound business practices. Such minute books contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the board of directors and shareholders of the Seller.

     2.6 FINANCIAL STATEMENTS. Prior to the execution of this Agreement, the Seller has delivered to the Purchaser true and complete copies of the balance sheet of the Seller as of December 31, 2000 and the statement of income for the fiscal year then ended (the "FINANCIAL STATEMENTS"). The Financial Statements fairly present the financial condition of the Seller as of December 31, 2000. The Seller's Working Capital as of the date hereof is $895,000.

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
     2.7 ABSENCE OF CHANGES.  Since  December 31,  2000,  except as disclosed in
SECTION 2.7 OF THE DISCLOSURE SCHEDULE, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Condition of the Business. None of the other representations or warranties set forth in this Agreement shall be deemed to limit the foregoing. In addition, without limiting the foregoing, there has not occurred since December 31, 2000:

     (a) any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the real or personal property or equipment of the Seller used or held for use in the conduct of the Business in an aggregate amount exceeding $5,000;

     (b) (i) any acquisition or disposition of any Assets and Properties used or held for use in the conduct of the Business, other than inventory in the ordinary course of business consistent with past practice and other acquisitions or dispositions not exceeding in either case $5,000 in the aggregate or (ii) any creation or incurrence of a Lien, other than a Permitted Lien, on any Assets and Properties used or held in the conduct of the Business;

     (c) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to
(i) any Contract which is required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to
Section 2.16, (ii) any Business License or (iii) any Intellectual Property used in connection with the Business;

     (d) any capital expenditures or commitments for additions to property, plant or equipment used or held for use by the Seller constituting capital assets in an aggregate amount exceeding $5,000;

     (e) any entering into of an agreement to do or engage in any of the foregoing; or

     (f) any other transaction involving or development affecting the Business or the Condition of the Business outside the ordinary course of business consistent with past practice.

     2.8 NO UNDISCLOSED LIABILITIES. Except as disclosed in SECTION 2.8 OF THE DISCLOSURE SCHEDULE, there are no Liabilities against, relating to or affecting the Business or any of the Acquired Assets or Assumed Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice which are not for tort or for breach of contract and which in the aggregate are not material to the Condition of the Business.

     2.9 TAXES. There are no Taxes of the Seller, or deficiencies in Taxes or claims for Taxes against the Seller, for any taxable period that could become a liability of, or which could be assessed or collected against the Purchaser, or become a Lien on any Acquired Assets. Except as disclosed in SECTION 2.9 OF THE DISCLOSURE SCHEDULE, all federal, state, local and foreign Tax Returns, reports and statements required to be filed by the Seller have been timely filed with the appropriate Governmental or Regulatory Authority and all such returns, reports and statements are true, correct and complete in all material respects. All Taxes due and payable for the periods covered by such returns, reports and statements have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. The Seller has withheld or collected the amount of all Taxes related to the Business and the Acquired Assets required to be withheld or collected, and has paid the same to the proper tax receiving officers or authorized depositaries, except to the extent contested in good faith by the Seller. The Seller is not a party to any agreement extending the time within which to file any Tax Return. None of the Seller's federal income tax returns and none of its state income or franchise tax or sales or use tax returns have ever been audited by any Governmental or Regulatory Authority and no such audits are pending or, to the knowledge of the Seller, threatened with respect to any taxes for which the Seller may be liable, and no extensions of any statute of limitations have been filed. None of the Acquired Assets is property that is required to be treated as owned by any other Person pursuant to the "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954 as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986 and none of the Acquired Assets is "tax-exempt use property" within the meaning of Section 168(h) of the Code. None of the Acquired Assets secures any debt the interest on which is tax-exempt under Section 103 of the Code.

     2.10 LEGAL PROCEEDINGS. There are no Actions or Proceedings pending or, to the knowledge of the Seller or SkyMall, threatened against or reasonably expected to relate to or affect the Seller or any of its Assets and Properties. There are no facts or circumstances known to the Seller that could reasonably be expected to give rise to any Action or Proceeding against, relating to or affecting the Seller or any of its Assets and Properties. Neither the Seller nor SkyMall has received any notice, or has any knowledge, of any Orders outstanding against the Seller.

     2.11 COMPLIANCE WITH LAWS AND ORDERS. During the two year period prior to the date hereof, and to the knowledge of the Seller or Skymall, prior to such two year period, neither the Seller nor SkyMall is, nor has either of the Seller or SkyMall at any time been, nor has either of the Seller or SkyMall received any notice that it is or has at any time been, in violation of or in default under, any Law or Order applicable to the Business or the Assets and Properties of the Seller.

     2.12 BENEFIT  PLANS;  ERISA.  All Benefit Plans of the Seller are listed in
SECTION 2.12 OF THE DISCLOSURE SCHEDULE, and copies of all documentation relating to such Benefit Plans (including all plan documents, written descriptions of plans, actuarial reports and governmental filings and determinations with respect to such Benefit Plans) have been delivered or made available to the Purchaser. None of the Benefit Plans are Defined Benefit Plans.

     2.13 REAL PROPERTY.

     (a) SECTION 2.13 OF THE DISCLOSURE SCHEDULE contains a true and correct list of each parcel of real property leased by the Seller (the "LEASED REAL PROPERTY"). The Seller does not own any real estate.

     (b) The Seller has a valid and subsisting leasehold estate in the Leased Real Property for the full term of the lease thereof. Each lease referred to in clause Section 2.13(a) is a legal, valid and binding agreement, enforceable in accordance with its terms, of the Seller and the Seller knows of no, and the Seller has not received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder.

     (c) Neither the Seller nor SkyMall has any knowledge, nor has the Seller or SkyMall received any notice, of any claim, action or proceeding, actual or threatened, against the Seller or the Leased Real Property by any Person which would or may adversely affect the future use, occupancy or value of its Leased Real Property or any part thereof.

     2.14 TANGIBLE PERSONAL PROPERTY. The Seller is in possession of and has good title to all of its Tangible Personal Property. All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in SECTION 2.14 OF THE DISCLOSURE SCHEDULE, and is in good working order and condition, ordinary wear and tear excepted.

     2.15 INTELLECTUAL PROPERTY RIGHTS. The Seller either has all right, title and interest in or a valid and binding license to use all Intellectual Property used in connection with the conduct of the Business, including, without limitation, all of the Intellectual Property disclosed in SECTION 1.1(a)(viii) OF THE DISCLOSURE Schedule. No other Intellectual Property is used or necessary in the conduct of the Business. Except as disclosed in SECTION 2.15 OF THE
DISCLOSURE SCHEDULE, (a) the Seller has the exclusive right to use the Intellectual Property disclosed in SECTION 1.1(a)(viii) OF THE DISCLOSURE SCHEDULE, (b) all registrations with and applications to Governmental or Regulatory Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by the Seller or SkyMall to maintain their validity or effectiveness, (c) there are no restrictions on the direct or indirect transfer of any license, or any interest therein, held by the Seller in respect of such Intellectual Property, (d) the Seller has delivered to the Purchaser prior to the execution of this Agreement documentation with respect to any invention, process, design, computer program or other know-how or trade secret included in such Intellectual Property, which documentation is accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program, or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any Person, (e) the Seller has taken reasonable security measures to protect the secrecy, confidentiality, and value of its trade secrets in respect of the Business, (f) the Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use such Intellectual Property and (g) neither the Seller nor SkyMall has any knowledge that such Intellectual Property is being infringed by any other Person. Except as set forth on SECTION 2.15 OF THE DISCLOSURE SCHEDULE, neither the Seller nor SkyMall is infringing upon any Intellectual Property of any other Person and no claim is pending or, to the knowledge of the Seller or SkyMall, has been made to such effect that has not been resolved; and, to the knowledge of the Seller or SkyMall, neither the Seller nor SkyMall is infringing any Intellectual Property rights of any other Person in connection with the conduct of the Business.

     2.16 CONTRACTS. SECTION 2.16 OF THE DISCLOSURE SCHEDULE contains a true and complete list of each of the Contracts to which the Seller is a party. Each Contract required to be disclosed in SECTION 2.16 OF THE DISCLOSURE SCHEDULE is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto, and neither the Seller nor any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract).

     2.17 LICENSES. SECTION 2.17 OF THE DISCLOSURE SCHEDULE contains a true and complete list of all Licenses used in and material to the business or operations of the Seller or necessary to conduct the Business. Each License required to be disclosed in SECTION 2.17 OF THE DISCLOSURE SCHEDULE is valid, binding and in full force and effect. The Seller is not, or has not received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any such License.

     2.18 INSURANCE. SECTION 2.18 OF THE DISCLOSURE SCHEDULE contains a true and complete list of all liability, property, workers' compensation, directors' and officers' liability and other insurance policies currently in effect that insure the business, operations or employees of the Seller or affect or relate to the ownership, use or operation of any of the Assets and Properties of the Seller. The insurance coverage provided by the policies described in clause (a) above will not terminate or lapse by reason of any of the transactions contemplated by this Agreement, the Stockholders Agreement or the Operative Agreements. Each policy listed in SECTION 2.18 OF THE DISCLOSURE SCHEDULE is valid and binding and in full force and effect, all premiums due thereunder have been paid when due and neither the Seller nor the Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder, and the Seller does not know of any reason or state of facts that could lead to the cancellation of such policies.

     2.19  AFFILIATE  TRANSACTIONS.  (a)  no  officer,  director,  Affiliate  or
Associate of the Seller or any Associate of any such officer, director or Affiliate provides or causes to be provided any assets, services or facilities used or held for use in connection with the Business, and (b) the Business does not provide or cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate.

     2.20 EMPLOYEES; LABOR RELATIONS.

     (a) SECTION 2.20(a) OF THE DISCLOSURE SCHEDULE contains a list of the names of all officers, employees and consultants who perform services for the Seller together with each such Person's position or function, annual base salary or wages or other compensation and any incentives or bonus arrangement with respect to each such Person.

     (b) Except as disclosed in SECTION 2.20(b) OF THE DISCLOSURE SCHEDULE, (i) no employee of the Seller is presently a member of a collective bargaining unit and, to the knowledge of each of the Seller and SkyMall, there are no threatened or contemplated attempts to organize for collective bargaining purposes by any of the employees of the Seller, and (ii) no unfair labor practice complaint or employment discrimination claim has been brought during the last five (5) years against the Seller before the National Labor Relations Board or any other Governmental or Regulatory Authority. There has been no work stoppage, strike or other concerted action by employees of the Seller. The Seller has complied in all material respects with all applicable Laws relating to the employment of labor, including without limitation those relating to wages, hours and collective bargaining.

     2.21 ENVIRONMENTAL MATTERS. To the knowledge of the Seller and SkyMall, the Seller is in compliance in all material respects with all applicable Laws relating to human health and protection of the environment (collectively, "ENVIRONMENTAL LAWS") and any required permits, licenses, approvals and authorizations, except where failure to so comply would not have a material adverse effect on the Condition of the Business. The Seller has not caused any releases of Hazardous Substances (as defined by the Comprehensive Environmental Response Compensation and Liability Act) at, in, or under, any property (currently or formerly) operated by the Seller in violation of any Environmental Law which violation would result in, or could reasonably be expected to result in, a material adverse effect on the Condition of the Business. There are no past, pending or threatened administrative or legal proceedings, claims or actions against the Seller pursuant to Environmental Laws.

     2.22 SUBSTANTIAL CUSTOMERS AND SUPPLIERS. SECTION 2.22(a) OF THE DISCLOSURE SCHEDULE lists the five (5) largest customers of the Seller, on the basis of revenues for goods sold or services provided for the most recent fiscal year.
SECTION 2.22(b) OF THE DISCLOSURE SCHEDULE lists the ten (10) largest suppliers of the Seller, on the basis of cost of goods or services purchased for the most recent fiscal year. Except as disclosed in SECTION 2.22(c) OF THE DISCLOSURE SCHEDULE, no such customer or supplier has ceased or materially reduced its purchases from or sales or provision of services to the Seller since December 31, 2000, or to the knowledge of the Seller, has threatened to cease or materially reduce such purchases or sales or provision of services after the date hereof. Except as disclosed in SECTION 2.22(d) OF THE DISCLOSURE SCHEDULE, to the knowledge of the Seller and SkyMall, no such customer or supplier is the subject of any bankruptcy proceeding or has otherwise commenced any proceeding before any Governmental or Regulatory Authority to seek protection from its creditors generally.

     2.23 ACCOUNTS RECEIVABLE. Except as set forth in SECTION 2.23 OF THE DISCLOSURE SCHEDULE, the Accounts Receivable (a) arose from BONA FIDE sales transactions in the ordinary course of business and are payable on ordinary trade terms, (b) to the knowledge of the Seller are legal, valid and binding obligations of the respective debtors enforceable in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditor's rights generally and by general principles of equity),
(c) are not subject to any valid set-off or counterclaim, (d) do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, and (e) are not the subject of any Actions or Proceedings brought by, on behalf of or against the Seller or SkyMall. There are no security arrangements or collateral securing the repayment or other satisfaction of the Accounts Receivable.

     2.24 INVENTORY. All of the Inventory (other than samples) consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice. All items included in the Inventory are the property of the Seller, free and clear of any Liens other than Permitted Liens, have not been pledged as collateral, and are not held by the Seller on consignment from others. All items included in the Inventory conform in all material respects to all standards applicable to such inventory or its use or sale imposed by Governmental or Regulatory Authorities. As of the date hereof, the book value of all of the Inventory of Seller is $782,000.

     2.25 NO GUARANTEES. None of the Liabilities of the Business or of the Seller incurred in connection with the conduct of the Business is guaranteed by or subject to a similar contingent obligation of any other Person. The Seller has not guaranteed or become subject to a similar contingent obligation in respect of the Liabilities of any customer, supplier or other Person to whom the Seller sells goods or provides services in the conduct of the Business or with whom the Seller otherwise has significant business relationships in the conduct of the Business.

     2.26 ENTIRE BUSINESS. The sale of the Acquired Assets by the Seller to the Purchaser pursuant to this Agreement will effectively convey to the Purchaser the entire Business and all of the tangible and intangible property used by the Seller or SkyMall (whether owned, leased or held under license by the Seller or SkyMall, by any of the Seller's Affiliates or Associates, or by others) in connection with the conduct of the Business as heretofore conducted by the Seller (except for the Excluded Assets). Except as disclosed in SECTION 2.26 OF THE DISCLOSURE SCHEDULE, there are no shared facilities or services which are used in connection with any business or other operations of the Seller or SkyMall or any of the Seller's Affiliates or Associates other than the Business.

     2.27 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Seller directly with the Purchaser without the intervention of any Person on behalf of the Seller in such manner as to give rise to any valid claim by any Person against the Purchaser for a finder's fee, brokerage commission or similar payment.

     2.28 INVESTMENT REPRESENTATIONS. The Seller is acquiring the Purchased Securities hereunder for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, and not with any present intention of distributing such Purchased Securities and has no present plan or intention to Sell any of the Purchased Securities acquired by the Seller pursuant to this Agreement; PROVIDED, HOWEVER that nothing contained herein or in the Stockholder's Agreement shall prohibit the Seller from distributing the Purchased Securities or the Note to SkyMall. For this purpose, the term "SELL" means to sell, exchange, contribute, distribute or otherwise dispose of, or to enter into a short sale, equity swap, option or other risk-reducing transaction with respect to, the subject property. The Seller acknowledges that any direct or indirect offer, transfer, sale, assignment, pledge, hypothecation or other disposition of any such Purchased Securities shall be subject to the provisions of the Stockholders Agreement.

     The Seller has been advised that (a) the Purchased Securities have not been registered under the Securities Act; (b) the Purchased Securities must be held indefinitely, and the Seller must continue to bear the economic risk of its investment in such Purchased Securities, until and unless the Purchased Securities are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; (c) there is no established market for the Purchased Securities and it is not anticipated that there will be any such market for the Purchased Securities in the foreseeable future; (d) Rule 144 promulgated under the Securities Act ("RULE 144") is not currently available with respect to the sale of any Purchased Securities, and the Purchaser has made no covenant to make such Rule 144 available; (e) if and when the Purchased Securities may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such rule; (f) if the Rule 144 exemption is not available, any public offer or sale without registration will require compliance with Regulation A under the Securities Act or the availability of an exemption under the Securities Act; (g) restrictive legends will be placed on the certificates representing the Purchased Securities; and (h) a notation will be made in the appropriate records of the Purchaser indicating that the Purchased Securities are subject to restrictions on transfer and, if the Purchaser should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Purchased Securities.

     The Seller's financial situation is such that (i) the Seller can afford to bear the economic risk of holding the Purchased Securities being acquired by the Seller hereunder for an indefinite period of time and can afford to suffer the complete loss of its investment in such Purchased Securities; (ii) the Seller's knowledge and experience in financial and business matters are such that the

Seller is capable of evaluating the merits and risks of the Seller's investment in such Purchased Securities, or the Seller has been advised by a representative possessing such knowledge and experience; (iii) the Seller understands that such Purchased Securities constitute a speculative investment which involves a high degree of risk of loss of its investment therein, that there are substantial restrictions on the transferability of such Purchased Securities, and that, on the Closing Date under this Agreement and for an indefinite period following the Closing, there will be no public market for the Purchased Securities and that, accordingly, it may not be possible to liquidate its investment in the Purchaser in case of emergency, if at all; (iv) the Seller has carefully considered the proposed investment by the Seller in the Purchased Securities, and the Seller understands and has taken cognizance of the risk factors related to the acquisition of such Purchased Securities, and no representations or warranties, whether expressed or implied, have been made to the Seller concerning the Purchased Securities, the Purchaser or the Purchaser's business, operations, financial condition or prospects or other matters except as expressly set forth in Article III; (v) in making its decision to acquire the Purchased Securities, the Seller has relied upon independent investigations made by the Seller and, to the extent believed by the Seller to be appropriate, the Seller's representatives, including the Seller's professional, financial, tax and other advisors, if any; (vi) the Seller has been given the opportunity to request to examine all documents and to ask questions of, and to receive answers from, the Purchaser and its representatives concerning the terms and conditions of the acquisition of the Purchased Securities by the Seller hereunder and to obtain any additional information which the Seller or its representatives deem necessary; (vii) the Seller is familiar with the business, operations, financial condition and prospects of the Purchaser; (viii) the Seller is aware of and familiar with the restrictions imposed on the transfer by the Seller of any such Purchased Securities, including, without limitation, the restrictions contained in the Stockholders Agreement; (ix) the Seller is aware that the Seller will have no right to register any such Purchased Securities and must bear the economic risk of its investment therein; (x) the Seller is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act; and
(xi) the Seller acknowledges that the Purchaser is issuing the Purchased Securities in reliance upon the Seller's representations and warranties herein.

     2.29 DISCLOSURE. No representation or warranty contained in this Agreement, and no statement contained in the Disclosure Schedule or in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Seller and SkyMall as follows:

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
     3.1 ORGANIZATION AND QUALIFICATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has full corporate power and authority to conduct the Operations as and to the extent now conducted and to own, use and lease its Assets and Properties. The Purchaser is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its Assets and Properties, or the conduct or nature of the Operations makes such qualification, licensing or admission necessary and in which the failure to be so qualified, licensed or admitted and in good standing could reasonably be expected to have an adverse effect on the Purchaser, the validity or enforceability of this Agreement, the Stockholders Agreement or any of the Operative Agreements to which it is a party or the ability of the Purchaser to perform its obligations hereunder or thereunder.

     3.2 AUTHORITY. (a) The Purchaser has full corporate power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to acquire (pursuant to this Agreement) the Acquired Assets. The execution and delivery by the Purchaser of this Agreement, the Stockholders Agreement and the Operative Agreements to which it is a party, and the performance by the Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of the Purchaser, no other corporate action on the part of the Purchaser or its stockholders being necessary in connection with such execution, delivery and performance. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes, and upon the execution and delivery by the Purchaser of Stockholders Agreement and the Operative Agreements to which it is a party, the Stockholders Agreement and such Operative Agreements will constitute, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditor's rights generally and by general principles of equity.

     3.3 NO CONFLICTS. The execution and delivery by the Purchaser of this Agreement, the Stockholders Agreement and Operative Agreements to which it is a party, the performance by the Purchaser of its obligations under this Agreement, the Stockholders Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby did not, do not and will not:

     (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of the Purchaser;

     (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Purchaser or any of its Assets and Properties; or

     (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require the Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any Lien upon the Purchaser, or any of its Assets and Properties under, any Contract or License to which the Purchaser is a party or by which any of its Assets and Properties are bound.

     3.4 GOVERNMENTAL APPROVALS AND FILINGS. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Purchaser is required in connection with the execution, delivery and performance of this Agreement, the Stockholders Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby except for such consents, approvals, actions, filings or notices which have been or will be obtained or made on the part.

     3.5 BOOKS AND RECORDS. Copies of the minute books, stock record books and other similar records of the Purchaser have been made available to the Seller prior to the execution of this Agreement, are complete and correct and have been maintained in accordance with sound business practices. Such minute books contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the board of directors and stockholders of the Purchaser.

     3.6 FINANCIAL STATEMENTS. Prior to the execution of this Agreement, the Purchaser has delivered to the Seller true and complete copies of the balance sheet of the Purchaser as of December 31, 2000 and the statement of income for the fiscal year then ended (the "PURCHASER'S FINANCIAL STATEMENTS"). The
Purchaser's Financial Statements fairly present the financial condition of the Purchaser as of December 31, 2000.

     3.7 ABSENCE OF CHANGES.  Since  December 31,  2000,  except as disclosed in
SECTION 3.7 OF THE DISCLOSURE SCHEDULE, there has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the Operations. None of the other representations or warranties set forth in this Agreement shall be deemed to limit the foregoing.

     3.8 NO UNDISCLOSED LIABILITIES. Except as disclosed in SECTION 3.8 OF THE DISCLOSURE SCHEDULE, there are no Liabilities against, relating to or affecting the Operations, other than Liabilities incurred in the ordinary course of business consistent with past practice which are not for tort or for breach of contract and which in the aggregate are not material.

     3.9 TAXES. Except as disclosed in SECTION 3.9 OF THE DISCLOSURE SCHEDULE, all federal, state, local and foreign Tax Returns, reports and statements required to be filed by the Purchaser have been timely filed with the appropriate Governmental or Regulatory Authority and all such returns, reports and statements are true, correct and complete in all material respects. All Taxes due and payable for the periods covered by such returns, reports and statements have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid.

     3.10 LEGAL PROCEEDINGS. Except as set forth on SECTION 3.10 OF THE DISCLOSURE SCHEDULE, there are no Actions or Proceedings pending or, to the knowledge of the Purchaser, threatened against or reasonably expected to relate to or affect the Purchaser or any of its Assets and Properties. Except as set forth on SECTION 3.10 OF THE DISCLOSURE SCHEDULE, there are no facts or circumstances known to the Purchaser that could reasonably be expected to give rise to any Action or Proceeding against, relating to or affecting the Purchaser or any of its Assets and Properties. Purchaser has not received any notice, or has any knowledge, of any Orders outstanding against the Purchaser.

     3.11 COMPLIANCE WITH LAWS AND ORDERS. Purchaser is not and has not been in violation or received any notice that it is or has at any time been, in violation of or in default under, any Law or Order applicable to the Operations or the Assets and Properties of the Purchaser.

     3.12 BENEFIT PLANS; ERISA. All Benefit Plans of the Purchaser are listed in
SECTION 3.12 OF THE DISCLOSURE SCHEDULE, and copies of all documentation relating to such Benefit Plans (including all plan documents, written descriptions of plans, actuarial reports and governmental filings and determinations with respect to such Benefit Plans) have been delivered or made available to the Purchaser. None of the Benefit Plans are Defined Benefit Plans.

     3.13 INSURANCE. SECTION 3.13 OF THE DISCLOSURE SCHEDULE contains a true and complete list of all liability, property, workers' compensation, directors' and officers' liability and other insurance policies currently in effect that insure the business, operations or employees of the Purchaser or affect or relate to the ownership, use or operation of any of the Assets and Properties of the Purchaser. The insurance coverage provided by the policies described in clause
(a) above will not terminate or lapse by reason of any of the transactions contemplated by this Agreement, the Stockholders Agreement or the Operative Agreements. Each policy listed in SECTION 3.13 OF THE DISCLOSURE SCHEDULE is valid and binding and in full force and effect, all premiums due thereunder have been paid when due and neither the Purchaser nor the Person to whom such policy has been issued has received any notice of cancellation or termination in respect of any such policy or is in default thereunder, and the Purchaser does not know of any reason or state of facts that could lead to the cancellation of such policies.

     3.14 AFFILIATE TRANSACTIONS. Except as disclosed in SECTION 3.19(a) OF THE DISCLOSURE SCHEDULE, (a) no officer, director, Affiliate or Associate of the Purchaser or any Associate of any such officer, director or Affiliate provides or causes to be provided any assets, services or facilities used or held for use in connection with the Operations, and (b) the Operations do not provide or

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
cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate.

     3.15 ENVIRONMENTAL MATTERS. The Purchaser is in compliance in all material respects with all Environmental Laws and any required permits, licenses, approvals and authorizations, except where failure to so comply would not have a material adverse effect on the Operations. The Purchaser has not caused any releases of Hazardous Substances (as defined by the Comprehensive Environmental Response Compensation and Liability Act) at, in, or under, any property (currently or formerly) operated by the Purchaser in violation of any Environmental Law which violation would result in, or could reasonably be expected to result in, a material adverse effect on the Operations. There are no past, pending or threatened administrative or legal proceedings, claims or actions against the Purchaser pursuant to Environmental Laws.

     3.16 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Purchaser directly with the Purchaser without the intervention of any Person on behalf of the Purchaser in such manner as to give rise to any valid claim by any Person against the Purchaser for a finder's fee, brokerage commission or similar payment.

     3.17 CAPITAL STOCK. The authorized capital stock of the Purchaser consists of 694,941,230 shares of Common Stock and 305,058,770 shares of Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"), of which, without giving effect to the Closing hereunder, 100,000 shares of Class A Preferred Stock, par value $0.01 per share, 304,945,877 shares of Class B Preferred Stock, par value $0.01 per share, and 305,254,254 shares of Common Stock are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except for the options to purchase up to 76,313,564 shares of Common Stock granted or to be granted to officers, directors, employees or consultants of the Company or pursuant to the Operative Agreements, there are no outstanding Options with respect to the Purchaser. The Preferred Stock is not convertible into Common Stock and, with the exception of its liquidation preference, has no preferred rights or privileges. Upon issuance in accordance with the terms of this Agreement and the Amended and Restated Certificate of Incorporation of the Company, the shares of Common Stock being delivered pursuant to Section 1.3(a)(ii) will have been duly authorized, validly issued, fully paid and nonassessable and constitute 19.9% of the outstanding Common Stock of Purchaser.

                                   ARTICLE IV

                                    COVENANTS

     Each of the Seller and SkyMall jointly and severally covenants and agrees with the Purchaser as follows:

     4.1 DELIVERY OF ACQUIRED ASSETS. Within a reasonable amount of time after the Closing Date, the Seller will deliver to the Purchaser (at such location or locations as shall be designated by the Purchaser) all of the Acquired Assets. The Purchaser shall pay and be responsible for all documented costs and expenses incurred in connection with the shipment of the Acquired Assets to the location or locations designated by the Purchaser. If at any time after the Closing the Seller or SkyMall discovers in its possession or under its control any other
Acquired Assets, the Seller or SkyMall will forthwith deliver such other Acquired Assets to the Purchaser.

     4.2 TAX MATTERS.

     (a) The Seller shall pay, and shall indemnify the Purchaser, the stockholders, officers, directors, employees and agents of the Purchaser, any direct or indirect Affiliate of the Purchaser, and the direct and indirect stockholders, officers, directors, partners, employees and agents of any such Affiliate with respect to, any transfer, documentary, sales, use, excise, registration and other Taxes and fees (and any penalties and interest relating to such Taxes and fees) relating to the transactions contemplated by this Agreement and the Operative Agreements. At Closing, the Seller shall file all appropriate returns or documents in connection therewith.

     (b) Pursuant to Section 1445(b)(2) of the Code, the Seller shall furnish the Purchaser with an affidavit stating, under penalty of perjury, the Seller's United States taxpayer identification number and that the Seller is not a foreign person.

     4.3 COLLECTIONS OF ACCOUNTS RECEIVABLE. On and after the Closing Date, the Purchaser shall have the sole irrevocable right and authority to collect, for its own account and sole benefit, all monies payable in respect of the Acquired Assets, no matter how or when earned. If the Seller, SkyMall or any of their respective Affiliates shall receive any such monies, it shall hold all such monies in trust for the sole benefit of the Purchaser. Within fifteen (15) Business Days after receipt thereof, such Person shall cause the transfer and delivery to the Purchaser of any monies or other property which any such Person may receive after the Closing Date in payment of accounts receivable or payment of other monies payable in respect of the Acquired Assets. Each of the Seller and SkyMall authorize the Purchaser to endorse in such Person's name all notes, checks, drafts money orders or other instruments of payment in respect of the foregoing which may come into the possession of the Purchaser, and each of the Seller and SkyMall hereby ratifies all that the Purchaser shall lawfully do or cause to be done by virtue hereof.

     4.4 USE OF CORPORATE NAME. Within ten (10) Business Days after the Closing, the Seller shall, and SkyMall shall cause the Seller to, execute and file appropriate documents in the State of Utah, and each jurisdiction in which the Seller is qualified to do business as a foreign corporation, to change the name of the Seller from "Durham & Company, Inc." and cease doing business under any other name derived from or similar to such name. After the Closing neither the Seller nor SkyMall shall, directly or indirectly, (a) use the name "Durham & Company, Inc.", "Durham", any derivative thereof or any other trade names or trademarks of the Seller or (b) state or imply that the Seller is an agent of the Purchaser. In addition, the Seller shall, and SkyMall shall cause the Seller to, deliver to the Purchaser, on or before the date on which the Acquired Assets are delivered to the Purchaser pursuant to Section 4.1, all printed sales and marketing materials in the possession of the Seller that reference the names "Durham & Company, Inc.", "Durham" or any derivative thereof.

     4.5 ANTI-DILUTION. If the Purchaser issues any shares of its Common Stock (other than a Permitted Issuance, as defined in the Purchaser's Amended and Restated Certificate of Incorporation) for a consideration per share reflecting a pre-money valuation of the Purchaser of less than $7 million, then the Purchaser shall provide the Seller with appropriate weighted-average anti-dilution protection; PROVIDED, HOWEVER that (A) this Section 4.5 shall apply solely to (A) a financing by the Purchaser in which Warren Struhl and/or any of his Affiliates is the lead investor and (B) the first $2.5 million of the capital stock of Purchaser issued after the date hereof.

     4.6 REGISTRATION RIGHTS. The Purchaser shall use reasonable efforts to grant the Seller piggy-back registration rights with respect to the Purchased Stock.

     4.7 RIGHT OF FIRST OFFER. Except for Permitted Issuances (as defined in the Purchaser's Certificate of Incorporation), prior to issuing new capital stock (the "New Common Stock") to any Person(s) ("New Common Stock Offerees"), the Purchaser shall offer (the "New Common Stock Offer") the Seller an opportunity to purchase in cash or in the form of catalog advertisements (valued at the published "rate card rate") its Pro Rata (as defined in the Stockhholders Agreement) portion of the New Common Stock on the same terms and conditions as offered to the New Common Stock Offerees. The Purchaser shall make such New Common Stock Offer by providing the Seller with notice (the "New Common Stock Notice") setting forth (a) the Seller's Pro Rata portion of the New Common Stock, (b) the consideration to be paid for each share of New Common Stock and
(c) all other material terms of such New Common Stock Offer. The Seller may elect to accept the New Common Stock Offer by delivering written notice of its acceptance to the Purchaser within ten (10) days after delivery of the New Common Stock Notice (the "Election Notice"). If the Seller has elected to purchase the New Common Stock, the sale thereof shall be consummated on the proposed closing date set forth in the New Common Stock Offer which shall be no sooner than fifteen (15) days after the delivery of the New Common Stock Notice. In the event the Seller elects not to exercise its right pursuant to this
Section 4.7, fails to timely give an Election Notice or fails to purchase the securities allocated to it at the closing designated therefor by the Purchaser, the Seller shall cease to have any further rights under this Section 4.7 and no other Person shall have the right to purchase the securities offered to the Seller. The covenants set forth in this Section 4.7 shall terminate and be of no further force or effect upon the earlier of (i) a Qualifying Offering and (ii) a Sale of the Company (each as defined in the Stockholders Agreement).

                                   ARTICLE V

                               CLOSING DELIVERIES

     5.1 DOCUMENTS AND ITEMS TO BE DELIVERED TO THE PURCHASER. At the Closing, the Seller and SkyMall shall deliver, or cause to be delivered, to the Purchaser the following:

          (a) The Assignment Agreement, dated the Closing Date and duly executed by the Seller, in the form of EXHIBIT A attached hereto;

          (b) An Officer's Certificate, dated the Closing Date and duly executed by an authorized officer of the Seller, in the form of EXHIBIT C attached hereto;

          (c) A Secretary's Certificate, dated the Closing Date and duly executed by the Secretary or any Assistant Secretary of the Seller, in the form of EXHIBIT D attached hereto;

          (d) The Services Agreement, duly executed by SkyMall, in the form of EXHIBIT E attached hereto;

          (e) The Amended and Restated Stockholders Agreement, duly executed by an authorized officer of the Seller, in the form of EXHIBIT F hereto;

          (f) All consents set forth in SECTION 2.4 OF THE DISCLOSURE SCHEDULE;

          (g) In accordance with Section 1.6(b), an acknowledged power of attorney, duly executed by the Seller, the form, terms and provisions of which are acceptable to the Purchaser;

          (h) The Security Agreement, duly executed by an authorized officer of the Seller in the form of EXHIBIT J hereto; and

          (i) Such other documents as the Purchaser may reasonably request.

     5.2 DOCUMENTS AND ITEMS TO BE DELIVERED TO THE SELLER AND SKYMALL. At the Closing, the Purchaser shall deliver, or cause to be delivered, to the Seller and SkyMall, as applicable, the following:

          (a) The Note and the Purchased Stock;

          (b) The Assumption Agreement, dated the Closing Date and duly executed by the Purchaser, in the form of EXHIBIT B attached hereto;

          (c) The Services Agreement, duly executed by the Purchaser, in the form of EXHIBIT E attached hereto;

          (d) The Amended and Restated Stockholders Agreement, duly executed by an authorized officer of the Purchaser, in the form of EXHIBIT F attached hereto;

          (e) The Note, dated the Closing Date and duly executed by an authorized officer of the Purchaser, in the form of EXHIBIT G attached hereto; and

          (f) An Officer's Certificate, dated the Closing Date and duly executed by an authorized officer of the Purchaser, in the form of EXHIBIT H attached hereto;

          (g) A Secretary's Certificate, dated the Closing Date and duly executed by the Secretary or any Assistant Secretary of the Purchaser, in the form of EXHIBIT I attached hereto; and

          (h) The Security Agreement, duly executed by an authorized officer of the Purchaser, in the form of Exhibit J hereto.

                                   ARTICLE VI

        SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

     6.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any right of the Purchaser (whether or not exercised) to investigate the affairs of the Seller or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, the Purchaser, on the one hand, and each of the Seller and SkyMall, on the other, have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement. The representations, warranties, covenants and agreements of the Purchaser and each of the Seller and SkyMall contained in this Agreement will survive the Closing (a) indefinitely with respect to the representations and warranties contained in Sections 2.1, 2.2, 2.19, 2.26, 2.27 and 2.28 and Sections 3.1, 3.2 and 3.7, (b) until sixty (60) calendar days after the expiration of all applicable statutes of limitation (including all periods of tolling and extension, whether automatic or permissive) with respect to the representations and warranties contained in Sections 2.9 and 2.12, 3.9 and 3.12
(c) for a period of 18 months after the Closing Date with respect to all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing or (d) with respect to each other covenant or agreement contained in this Agreement, indefinitely, except that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (b) or (c) above will continue to survive if a notice of a claim for indemnification under Article VII shall have been given by an

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
Indemnified Party on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in
Article VII, but only with respect to matters described in such notice.

                                  ARTICLE VII

                                 INDEMNIFICATION

     7.1 INDEMNIFICATION.

     (a) Each of the Seller and SkyMall shall jointly and severally indemnify the Purchaser, its Affiliates and each of their respective officers, directors, stockholders, members, partners, employees, successors, assigns and agents, in respect of, and hold each of them harmless from and against any and all Losses (whether or not in respect of, arising out of or involving a claim or demand made by any Person not a party to this Agreement against the Indemnified Party) suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Seller or SkyMall contained in this Agreement or any of the Operative Agreements (including any certificates delivered in connection herewith or therewith), (ii) any failure to obtain, prior to the Closing, any consent or waiver or provide any notice (and with respect to the consents to the assignment of the Assigned Contracts, post-Closing), (iii) any failure to comply with any bulk sales or similar Laws of any Governmental or Regulatory Authority, (iv) any Taxes of the Seller applicable to the Business or the Acquired Assets for any period or portion thereof ending on or prior to the Closing Date, (v) any Retained Liability, or (vi) any failure to remove the lien specified on Section 2.14 of the Disclosure Schedule within 60 days after the Closing Date.

     (b) The Seller and SkyMall shall reimburse, and shall be jointly and severally liable for the reimbursement of, each Indemnified Party (whether or not such Indemnified Party is a party to this Agreement) for all expenses (including reasonable counsel fees and disbursements) as they are incurred by such Indemnified Party in connection with investigating and preparing or defending any Action or Proceeding (whether or not such Indemnified Party is a formal party to any such Action or Proceeding). If and to the extent that the indemnification hereunder is finally determined by a court of competent jurisdiction to be unenforceable, the Seller and SkyMall shall make, and shall be jointly and severally liable with respect to the payment of, the maximum contribution to the payment and satisfaction of the indemnified Losses as shall be permissible under applicable Laws.

     (c) The Purchaser agrees to indemnify the Seller and SkyMall in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by either of them or to which either of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Purchaser contained in this Agreement or any of the

Operative Agreements (including any certificates delivered in connection herewith or therewith) or (ii) the conduct of the Business by the Purchaser on or after the Closing Date, but only to the extent that any Losses sought to be indemnified against under this Section 7.1(d) are attributable to a matter with respect to which the Seller and SkyMall would not be required to indemnify any Person under Section 7.1(a) assuming for such purposes that all representations and warranties hereunder survive indefinitely notwithstanding the provisions of
Section 6.1.

     (d) In the event that any of the Seller's unearned revenue points are redeemed by a third party at any time prior to the three year anniversary of the Closing Date, the Purchaser shall be entitled to set off against any amounts payable to the Seller or SkyMall pursuant to any of the Operative Agreements, an amount equal to Purchaser's variable costs associated with such redemption; PROVIDED, HOWEVER, that Purchaser shall not honor any such redemption without the prior consent of SkyMall, which consent shall not be unreasonably withheld.

     (e) No amounts of  indemnity  shall be payable as a result of a claim under
Section  7.1(a)(i)  in respect of a  misrepresentation  or breach of warranty in
Article II (other than a claim based upon fraud or willful or criminal misconduct or pursuant to Sections 2.1, 2.2, 2.3, 2.9, 2.21, 2.28, and 2.29 (as it relates to such Sections), (i) unless and until the Indemnified Parties have suffered, incurred, sustained or become subject to Losses with respect thereto in excess of $25,000 in the aggregate, in which case the Indemnified Parties shall be entitled to seek indemnity for the entire amount of such Losses and
(ii) in an aggregate amount in excess of $2,000,000.

     (f) No amounts of  indemnity  shall be payable as a result of a claim under
Section  7.1(c)(i)  in respect of a  misrepresentation  or breach of warranty in
Article III (other than a claim based upon fraud or willful or criminal misconduct or pursuant to Sections 3.1, 3.2, 3.3 and 3.16), (i) unless and until the Indemnified Parties have suffered, incurred, sustained or become subject to Losses with respect thereto in excess of $25,000 in the aggregate, in which case the Indemnified Parties shall be entitled to seek indemnity for the entire amount of such Losses and (ii) in an aggregate amount in excess of $2,000,000.

                                  ARTICLE VIII

                                   DEFINITIONS

     8.1 DEFINITIONS.

     (a) As used in this Agreement, the following defined terms shall have the meanings indicated below:

     "ACCOUNTS PAYABLE" has the meaning ascribed to it in Section 1.2(a)(ii)

     "ACCOUNTS   RECEIVABLE"   has  the  meaning   ascribed  to  it  in  Section
1.1(a)(iii).

     "ACQUIRED ASSETS" has the meaning ascribed to it in Section 1.1(a).

     "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

     "AFFILIATE" means, as applied to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with, that Person, (ii) any other Person that owns or controls (A) five percent (5%) or more of any class of equity securities of that Person or any of its Affiliates or (B) five percent (5%) or more of any class of equity securities (including any equity securities issuable upon the exercise of any option or convertible security) of that Person or any of its Affiliates, or (iii) any director, partner, officer, agent, employee or relative of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by," and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by Contract or otherwise.

     "AGREEMENT" means this Asset Purchase Agreement, the exhibits hereto, the Disclosure Schedule and the certificates delivered in connection herewith, as the same may be amended, modified or restated from time to time in accordance with the terms hereof.

     "ARBITRATOR" has the meaning ascribed to it in Section 1.3(c).

     "ASSETS AND PROPERTIES" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including, without limitation, the goodwill related thereto, operated, owned or leased by or in the possession of such Person.

     "ASSIGNMENT AGREEMENT" has the meaning ascribed to it in Section 1.4.

     "ASSIGNED CONTRACTS" has the meaning ascribed to it in Section 1.1(a)(vi).

     "ASSIGNMENT INSTRUMENTS" has the meaning ascribed to it in Section 1.4.

     "ASSOCIATE" means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

     "ASSUMED LIABILITIES" has the meaning ascribed to it in Section 1.2(a).

     "ASSUMPTION AGREEMENT" has the meaning ascribed to it in Section 1.4.

     "BENEFIT PLAN" means any Plan, existing at the Closing Date or prior thereto, established or to which contributions have at any time been made, by the Seller or any predecessor or Affiliate of any of the foregoing, or under which any employee, former employee, director, agent or independent contractor of the Seller or any Affiliate thereof or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

     "BOOKS AND RECORDS" means all files, documents, instruments, papers, books and records relating to the Business, including, without limitation, financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

     "BUSINESS" has the meaning ascribed to it in the recitals hereto.

     "BUSINESS BOOKS AND RECORDS" has the meaning ascribed to it in Section 1.1(a)(xi).

     "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

     "BUSINESS LICENSE" has the meaning ascribed to it in Section 1.1(a)(ix).

     "CLOSING"  means the closing of the  transactions  contemplated  by Section
1.4.

     "CLOSING DATE" means the date on which the Closing actually occurs.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "COMMON STOCK" has the meaning ascribed to it in Section 1.3(a)(i).

     "CONDITION OF THE BUSINESS" means the business, condition (financial or otherwise), results of operations and prospects of the Business and Assets and Properties of the Seller.

     "CONTRACT" means any agreement, lease, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

     "CURRENT ASSETS" means Accounts Receivable and Inventory, and "CURRENT LIABILITY" means Accounts Payable calculated, in each case, on the same basis as reflected as line items on the December 31, 2000 balance sheet included in the Financial Statements, which is in accordance with GAAP and consistent with Seller's past accounting methodologies and procedures and consistent with the valuation methods and basis used by Seller for determining reserves (except in such case as may be described in the notes thereto).

     "DEFINED BENEFIT PLAN" means each Plan which is subject to Part 3 of Title 1 of ERISA, Section 412 of the Code or Title IV of ERISA.

     "DISCLOSURE SCHEDULE" means the schedules delivered to the Purchaser by or on behalf of the Seller and SkyMall containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by the Seller and SkyMall pursuant to this Agreement.

     "ENVIRONMENTAL LAW" has the meaning ascribed to it in Section 2.21.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "EXCLUDED ASSETS" has the meaning ascribed to it in Section 1.1(b).

     "FINANCIAL STATEMENTS" has the meaning ascribed to it in Section 2.6.

     "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

     "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "INDEBTEDNESS" of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of the business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

     "INDEMNIFIED PARTY" means any Person claiming indemnification under any provision of Article VIII.

     "INDEMNIFYING   PARTY"   means  any  Person   against   whom  a  claim  for
indemnification is being asserted under any provision of Article VIII.

     "INTANGIBLE PERSONAL PROPERTY" has the meaning ascribed to it in Section 1.1(a)(viii).

     "INTELLECTUAL PROPERTY" means all domain names and domain name registrations, Internet sites, patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, specifications, data, technology, methodologies, computer programs (including all source codes), confidential and proprietary information, whether or not subject to statutory registration, and all related technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights, and the right to sue for past infringement, if any, in connection with any of the foregoing, and all documents, disks and other media on which any of the foregoing is stored.

     "INVENTORY" has the meaning ascribed to it in Section 1.1(a)(ii).

     "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

     "LEASED REAL PROPERTY" has the meaning ascribed to it in Section 2.13(a).

     "LIABILITIES" means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, known or unknown, fixed or otherwise, or whether due or to become due).

     "LICENSES"  means  all  licenses,   permits,   certificates  of  authority,
authorizations,   approvals,  registrations,  franchises  and  similar  consents granted or issued by any Governmental or Regulatory Authority.

     "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other Contract to give any of the foregoing.

     "LOSS" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses, including, without limitation, interest, reasonable expenses of investigation, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment (such fees and expenses to include, without limitation, fees and expenses of attorneys, incurred in connection with (i) the investigation or defense of any claim for indemnification under Article VIII or (ii) asserting or disputing any rights under this Agreement against any party hereto or otherwise).

     "NOTE" means that certain promissory note dated as of the Closing Date payable by the Purchaser to the Seller, substantially in the form and to the effect of EXHIBIT G hereto.

     "OPERATIONS" means the Purchaser's business, which consists of designing, manufacturing, distributing and selling recognition items, gift items and promotions.

     "OPERATIVE AGREEMENTS" means the Assignment Instruments, Assumption Agreement, Note, Services Agreement, Security Agreement and any support or other agreements to be entered into in connection with the transactions contemplated by this Agreement.

     "OPTION" with respect to any Person means any security, right, subscription, warrant, option or convertible or exchangeable instrument that gives the right to purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person.

     "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

     "OTHER ASSETS" has the meaning ascribed to it in Section 1.1(a)(xii).

     "PERMITTED LIEN" means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) contractual and statutory landlord's Liens which in the aggregate shall not exceed $10,000,
(iii) mechanic's, materialman's, repairman's and other similar Liens arising in the ordinary course of business which in the aggregate shall not exceed $10,000 and (iv) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not impair the value or marketability of the property subject to such Lien or interfere with the use of such property in the conduct of the Business or the Operations, as the case may be, and which does not secure obligations for money borrowed.

     "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

     "PLAN" means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workers' compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, whether for the benefit of a single individual or more than one individual, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

     "PREFERRED STOCK" has the meaning ascribed to it in Section 3.7.

     "PREPAYMENTS AND ADVANCES" has the meaning ascribed to it in Section 1.1(a)(vii).

     "PURCHASED SECURITIES" has the meaning ascribed to it in Section 1.3.

     "PURCHASED STOCK" has the meaning ascribed to it in Section 1.3.

     "PURCHASER" has the meaning ascribed to it in the forepart of this Agreement.

     "PURCHASER LEASED REAL PROPERTY" has the meaning ascribed to it in Section 3.13.

     "PURCHASE PRICE" has the meaning ascribed to it in Section 1.3.

     "PURCHASER'S  FINANCIAL  STATEMENTS"  has  the  meaning  ascribed  to it in
Section 3.6.

     "REPRESENTATIVES"  means  Purchaser  and its  Affiliates  and each of their
respective  officers,   employees,  agents,  counsel,   accountants,   financial
advisors, consultants and other representatives.

     "REAL PROPERTY LEASE" has the meaning ascribed to it in Section 1.1(b)(ii).

     "RETAINED LIABILITIES" has the meaning ascribed to it in Section 1.2(b).

     "RULE 144" has the meaning ascribed to it in Section 2.28.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SELLER" has the meaning ascribed to it in the forepart of this Agreement.

     "SERVICES AGREEMENT" means that certain Services Agreement dated as of the Closing Date between the Purchaser and SkyMall, substantially in the form and to the effect of EXHIBIT E hereto.

     "SKYMALL" has the meaning ascribed to it in the forepart of this Agreement.

     "STOCKHOLDERS AGREEMENT" means that certain Amended and Restated Stockholders Agreement, dated as of the Closing Date, among the Purchaser and its stockholders substantially in the form and to the effect of EXHIBIT F hereto, as the same may be amended, restated or modified from time to time.

     "TANGIBLE PERSONAL PROPERTY" has the meaning ascribed to it in Section 1.1(a)(iv).

     "TAX" or "TAXES" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, AD VALOREM, transfer, value added, franchise, bank shares, withholding, payroll, employment, disability, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

     "TAX RETURNS" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax.

     "WORKING CAPITAL" means Current Assets minus Current Liabilities.
     (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (v) the term "other party" refers to each of the Seller and SkyMall, on the one hand, and the Purchaser, on the other;
(vi) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the practice of the Seller; (vii) the phrase "including" shall mean "including without limitation"; and (viii) "knowledge" means, with respect to the Seller or SkyMall, the actual knowledge of either the Seller or SkyMall as well as matters which either the Seller or SkyMall, as the case may be, should have known, after due inquiry, and, with respect to the Purchaser, the actual knowledge of the Purchaser or of any officer, director or employee of the Purchaser, or all of them, as the case may be, as well as matters which the Purchaser, or any officer, director or employee of the Purchaser, or all of them, as the case may be, should have known, after due inquiry. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

     If to the Seller or SkyMall, to:

          SkyMall, Inc.
          1520 E. Pima Street
          Phoenix, Arizona  85034
          Facsimile No.: (602) 254-6544
          Attention:  Christine Aguilera, General Counsel

     with a copy to:

          Squire, Sanders & Dempsey
          40 North Central Avenue
          Phoenix, Arizona  85004
          Facsimile No.: (602) 253-8129
          Attention: Chris Johnson

     If to the Purchaser, to:

          Awards.com, Inc.
          1100 Valley Brook Avenue
          Lyndhurst, New Jersey  07071
          Facsimile No.:  (201) 842-1176
          Attention:  Warren Struhl

     with a copy to:

          Morgan, Lewis & Bockius LLP
          101 Park Avenue
          New York, New York  10178
          Facsimile No.:  (212) 309-6273
          Attention:  Ira White, Esq.

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (b) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt of facsimile confirmation, (c) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (d) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     9.2 ENTIRE AGREEMENT. This Agreement and the Operative Agreements supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof including, without limitation, the letter of intent, dated as of February 27, 2001, between the Purchaser, the Seller and SkyMall and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof. In furtherance and not in limitation of the foregoing, other than the representations and warranties expressly made by the Seller and SkyMall in Article II, neither the Seller nor SkyMall makes any additional representations and warranties, whether express or implied. In furtherance and not in limitation of the foregoing, other than the representations and warranties expressly made by the Purchaser in Article III, the Purchaser makes no representations and warranties, whether express or implied.

     9.3 EXPENSES. Except as otherwise expressly provided in this Agreement, each party will pay its own costs and expenses incurred in connection with entering into this Agreement, the Operative Agreements and the transactions contemplated hereby and thereby.

     9.4 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or of any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

     9.5 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     9.6 NO THIRD-PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than any Person entitled to indemnity under Article VIII.

     9.7 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of Law or otherwise) by the Seller, the Purchaser or SkyMall without the prior written consent of the other parties to this Agreement and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     9.8 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     9.9 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     9.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     9.11 CONSTRUCTION. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of CONTRA PROFERENTUM.

     9.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     9.13 JOINT AND SEVERAL LIABILITY. Notwithstanding anything to the contrary contained herein, any and all representations, warranties, covenants and other agreements of either the Seller or SkyMall hereunder shall be deemed to be joint and several.

     9.14 FURTHER ASSURANCES. Each of the parties shall execute any documents and take such further actions as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby or by any Operative Agreement.

     9.15 SET-OFF. If from time to time and at any time any Indemnified Party shall be entitled to be paid any amount under the provisions of Article VII, or any other amounts payable by the Seller or SkyMall, the Purchaser shall be entitled, if it so elects, to set off such amount against any amounts payable to the Seller or SkyMall pursuant to any of the Operative Agreements.

     9.16 CONFIDENTIALITY. Each of the Seller and SkyMall will hold in strict confidence from any Person (other than any Affiliate of the Purchaser or any Representative of Purchaser or such Affiliate), unless (i) compelled to disclose by judicial or administrative process (including, without limitation, in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning Purchaser or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

     9.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE SELLER, SKYMALL AND THE PURCHASER CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE OPERATIVE AGREEMENTS MAY BE LITIGATED IN SUCH COURTS. EACH OF SKYMALL, THE
SELLER  AND  THE  PURCHASER  ACCEPTS  FOR  ITSELF  AND IN  CONNECTION  WITH  ITS
RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR THE OPERATIVE AGREEMENTS. EACH OF SKYMALL AND THE SELLER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OF THE OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the undersigned or the duly authorized officer of the undersigned as of the date first above written.


                                        SKYMALL, INC.



                                        By: /s/ Robert M. Worsley
                                           -------------------------------------
                                           Name: Robert M. Worsley
                                           Title: Chairman & CEO


                                        DURHAM & COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AWARDS.COM, INC.


                                        By: /s/ Warren Struhl
                                           -------------------------------------
                                           Name: Warren Struhl
                                           Title: Chief Executive Officer

                                                                       EXHIBIT A

                           ASSIGNMENT AND BILL OF SALE

     THIS ASSIGNMENT AND BILL OF SALE is entered into this 28th day of March, 2001, by and among SKYMALL, INC., a Nevada corporation ("SKYMALL"), DURHAM & COMPANY, INC., a Utah Corporation (the "SELLER"), and AWARDS.COM, INC., a Delaware corporation (the "PURCHASER").

     WHEREAS, SkyMall, the Seller and the Purchaser have entered into an Asset Purchase Agreement, dated as of the date hereof (the "ASSET PURCHASE AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which the Seller has agreed to sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser has agreed to purchase from the Seller substantially all of the assets of the Seller, and the Purchaser has agreed, in partial consideration therefor, to assume certain liabilities of the Seller relating to the Business by executing an Assumption Agreement of even date herewith;

     WHEREAS, the Seller desires to transfer and assign to the Purchaser the assets described below pursuant to Section 1.1 of the Asset Purchase Agreement and the Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to the Purchaser free and clear of all Liens, except for Permitted Liens, all of the Seller's right, title and interest in, to and under all of the Acquired Assets, TO HAVE AND TO HOLD the same unto the Purchaser, its successors and assigns, forever.

     The Purchaser hereby accepts the sale, transfer, conveyance, assignment and delivery of the Acquired Assets.

     At any time or from time to time after the date hereof, at the Purchaser's request and without further consideration, the Seller shall execute and deliver to the Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as the Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to the Purchaser, and to confirm the Purchaser's title to, all of the Acquired Assets, and, to the full extent permitted by Law, to put the Purchaser in actual possession and operating control of the Acquired Assets and to assist the Purchaser in exercising all rights with respect thereto.

     The Seller hereby constitutes and appoints the Purchaser the true and lawful attorney-in-fact of the Seller, with full power of substitution, in the name of the Seller or the Purchaser, but on behalf of and for the benefit of the

Purchaser: (a) to demand and receive from time to time any and all of the Acquired Assets and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (b) to institute, prosecute, compromise and settle any and all Actions or Proceedings that the Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Acquired Assets; (c) to defend or compromise any or all Actions or Proceedings in respect of any of the Acquired Assets; and (d) to do all such acts and things in relation to the matters set forth in the preceding clauses (a) through (c) as the Purchaser shall deem desirable. The Seller hereby acknowledges that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by the Seller in any manner or for any reason.

     This Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     This Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the undersigned have executed, or have caused their duly authorized officers to execute, this Assignment and Bill of Sale on the day and year first above written.

                                        DURHAM & COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SKYMALL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AWARDS.COM, INC.


                                        By:
                                           -------------------------------------
                                           Name: Warren Struhl
                                           Title: Chief Executive Officer

                                                                       EXHIBIT B

                              ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT is entered into this 28th day of March, 2001, by and among DURHAM & COMPANY, INC., a Utah Corporation (the "SELLER"), and AWARDS.COM, INC., a Delaware corporation (the "PURCHASER").

     WHEREAS, SkyMall, the Seller and the Purchaser have entered into an Asset Purchase Agreement, dated as of the date hereof (the "ASSET PURCHASE AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which the Seller has agreed to sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser has agreed to purchase from the Seller substantially all of the assets of the Seller, and the Purchaser has agreed, in partial consideration therefor, to assume certain liabilities of the Seller relating to the Business by executing this Assumption Agreement;

     WHEREAS, pursuant to Section 1.4 of the Asset Purchase Agreement, the Purchaser is required to execute and deliver to the Seller this Assumption Agreement whereby the Purchaser assumes such obligations;

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Purchaser hereby undertakes and agrees from and after the date hereof, subject to the limitations contained in the Asset Purchase Agreement, to assume and to pay, perform and discharge when due the Assumed Liabilities.

     Nothing contained herein shall require the Purchaser to pay or discharge any debts or obligations expressly assumed hereby so long as the Purchaser shall in good faith contest or cause to be contested the amount or validity thereof.

     Other than as specifically stated above or in the Asset Purchase Agreement, the Purchaser assumes no debt, liability or obligation of the Seller, including, without limitation, the Retained Liabilities, by this Assumption Agreement, and it is expressly understood and agreed that all debts, liabilities and obligations not assumed hereby by the Purchaser shall remain the sole obligation of the Seller, its successors and assigns.

     No Person other than the Seller, its successors and assigns shall have any rights under this Assumption Agreement or the provisions contained herein.

     This Assumption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Assumption Agreement on the day and year first above written.

                                        DURHAM & COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        AWARDS.COM, INC.


                                        By:
                                           -------------------------------------
                                           Name: Warren Struhl
                                           Title: Chief Executive Officer

                                                                       EXHIBIT C

                             DURHAM & COMPANY, INC.

                              OFFICER'S CERTIFICATE

     I,   ________________,   President  of  Durham  &  Company,  Inc.,  a  Utah
corporation  (the  "SELLER"),  pursuant  to  Section  6.1 of the Asset  Purchase
Agreement, dated as of March 28th, 2001 (the "ASSET PURCHASE AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), among SkyMall, Inc., the Seller and Awards.com, Inc., a Delaware corporation, DO HEREBY CERTIFY in my capacity as President of the Seller and on behalf of the Seller that:

          (1) I am the duly elected, qualified and acting President of the Seller.

          (2) Each of the representations and warranties made by the Seller in the Asset Purchase Agreement is true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Seller in the Asset Purchase Agreement as of a specified date earlier than the date hereof was true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such earlier date.

          (3) Each of the agreements, covenants and obligations required by the Asset Purchase Agreement to be performed or complied with by the Seller at or before the Closing has been duly performed or complied with in all material respects.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 28th day of March, 2001.


                                        By:
                                           -------------------------------------
                                           Name:

                                                                       EXHIBIT D

                             DURHAM & COMPANY, INC.

                             SECRETARY'S CERTIFICATE

     I, ________, Secretary of Durham & Company, Inc., a Utah corporation (the "SELLER"), pursuant to Section 5.1 of the Asset Purchase Agreement, dated as of March 28, 2001 (the "ASSET PURCHASE AGREEMENT"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), among SkyMall, Inc., the Seller and Awards.com, Inc., a Delaware corporation, DO HEREBY CERTIFY in my capacity as Secretary of the Seller and on behalf of the Seller as follows:

          (1) I am the duly elected, qualified and acting Secretary of the Seller.

          (2) Attached hereto as EXHIBIT A is a true, complete and correct copy of the Certificate of Incorporation of the Seller as in full force and effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and no amendment to the Certificate of Incorporation has been authorized or become effective since the date of incorporation of the Seller, no amendment or other document relating to or affecting the Certificate of Incorporation has been authorized, been filed in the office of the Secretary of State of the State of Utah or been taken by the Seller, its shareholders, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation, dissolution or winding-up of the Seller.

          (3) Attached hereto as EXHIBIT B is a true, complete and correct copy of the bylaws of the Seller as in full force and effect on the date hereof and at all times since date of incorporation of the Seller.

          (4) Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Seller with respect to the Asset Purchase Agreement and the Operative Agreements to which it is a party and all the transactions contemplated thereby, which resolutions were duly and validly adopted at a meeting of the Board of Directors of the Seller on __________, 2001, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Seller or any committee thereof relating to the Asset Purchase Agreement, the Operative Agreements or the transactions contemplated thereby.

          (5) Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Seller who holds, and at all times since date of incorporation of the Seller has held, the offices set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:


     -----------------------   -----------------------   -----------------------

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 28th day of March, 2001.


                                        By:
                                           -------------------------------------
                                           Name:

                                                                       EXHIBIT E

                                SERVICE AGREEMENT

     This Service Agreement is entered into this ____ day of March, 2001 by and among SkyMall, Inc., a Nevada corporation ("SkyMall") and Awards.com, Inc., a Delaware corporation ("Awards").

     Whereas, SkyMall and Awards have entered into an Asset Purchase Agreement dated as of even date herewith (the "Asset Purchase Agreement") pursuant to which Awards purchased substantially all of the assets of SkyMall's wholly owned subsidiary, Durham & Company ("Durham") which operates a logo merchandise and recognition jewelry business;

     Whereas, subsequent to the closing of the Asset Purchase Agreement, SkyMall has agreed to provide certain administrative services, to make available various facilities and to provide certain other transition support all on the terms and conditions provided herein;

The parties agree as follows:

1. PROVISION OF SERVICES. SkyMall agrees to provide the following administrative services to Awards during the period from the Closing Date until the first to occur of (i) the date on which Awards notifies SkyMall that such services are no longer necessary (provided that such notice provides two weeks advance notice to SkyMall) and (ii) July 1, 2001. Awards may terminate all or any portion of the applicable services; provided that the Manufacturing Space shall be provided by SkyMall to Awards as provided in Section 8 through February 28, 2002 and Awards shall pay to SkyMall the actual costs of such space through February 28, 2002. To the extent additional services are requested by Awards beyond July 1, 2001, SkyMall will cooperate in good faith to continue rendering such services on the terms and conditions herein.

2. FEES. The fees for the services shall be as set forth in Exhibit A and as further described herein. SkyMall will invoice Awards on a weekly basis. Awards will remit payment to SkyMall on a net ten (10) day basis. SkyMall acknowledges that Awards has prepaid $85,000 toward fees under this Agreement.

3.   CALL CENTER  SERVICES.  SkyMall  shall  provide the  following  Call Center
     Services: (i) inbound and outbound phone calls, (ii) customer service consistent with Durham's past practices, (iii) returns processing, (iv) credit card authorization, including address verification, (v) adding a simple questionnaire to each phone call as directed by Awards, (vi) adding additional demographic information into the order processing database to the extent this does not require information technology support, (vii) daily reporting on the service performance, (viii) random tapes of customer phone calls, (ix) random upsell tests of Awards products as directed by Awards, (x) periodic database extracts for catalog mailings, and (xi) call transfer to Awards when necessary. The cost for the Call Center Services shall be as set forth on Exhibit A for payroll costs plus the costs of phone services at SkyMall's actual rates and any other costs authorized by Awards in advance.

4. ACCOUNTING SERVICES. SkyMall shall provide the following Accounting Services to Awards: (i) general accounting support services including cash collections; posting of cash collections to accounts receivable, preparation of routine reports and related information for Durham consistent with past practices, (ii) preparation of daily report illustrating sales, cash receipts, and closing A/R for the day, (iii) preparation of a weekly report detailing the previous week's sales and cash receipts by day with the full backup for each transaction (all paperwork, including invoices to customers, detailed breakdown of COGS posted, bank deposit slips that reconcile with outstanding A/R paid, credit card cash receipts with outstanding A/R paid, etc.), (iv) assistance with general purchasing, accounts payable and cash disbursements (the parties agree the initiation of all purchases will continue to operate consistent with Durham's past practices, however, Awards pre-approvals are required on all purchases over $100), (iii) assistance with inventory purchasing to the extent requested by Awards and subject to its prior approval (including reconciliation of appropriate documentation (e.g., a three (3) way matched PO/Packslip/Vendor Bill to enter into Awards system for payment), and (iv) such other services including the receipt and approval of invoices, assistance with any other documentation relating to accounts payables. SkyMall agrees that immediately following the Closing of the Asset Purchase Agreement it will request Durham's bank to restrict activity to prohibit withdrawals of any type by SkyMall/Durham.

5. MARKETING SERVICES. SkyMall will cooperate with Awards to immediately transition the contacts and relationships with all of Durham's customers to personnel designated by Awards. SkyMall will assist Awards with hiring a suitable account representative for certain key accounts if desired by Awards and will oversee the account with the Latter Day Saints Church until such time as such an account representative is hired by Awards at no cost to Awards, but not to exceed ninety days. SkyMall will transfer to Awards all past graphic/art files. SkyMall will also assist as directed to provide information regarding merchandising including obsolescence, back orders, and related information,

6. GENERAL MANAGEMENT. During the term of this Agreement, SkyMall will work in good faith with Awards to oversee the general operations of Durham at no cost to Awards, except as expressly stated herein. SkyMall will cooperate fully and assist in the transition of the business to Awards as reasonably directed by Awards and at Awards expense for actual out-of-pocket costs and as approved in advance by Awards. Upon execution of this Agreement, Awards will assign specific individuals (including name, address, telephone number and fax numbers) within Awards that will supervise the respective counterparts at Durham.

7. WEB SUPPORT. SkyMall will host the Web sites of Durham in operation on the Closing Date until February 28, 2002. The parties agree that Awards will pay the actual costs of such hosting to SkyMall. If requested by Awards and to the extent SkyMall has employees with capacity, SkyMall will provide other technology support for the Web sites at a mutually agreed upon price.

8. OFFICE SPACE. SkyMall agrees to provide office space to support the transition of the operations of Durham from SkyMall to Awards. The transitional office space during the term of this Agreement shall be at no cost to Awards.

9. MANUFACTURING SPACE. SkyMall will provide space to Awards to operate the jewelry manufacturing and warehousing business of Durham as configured on the date of the closing of the Asset Purchase Agreement. Such space will be of a similar quality to that currently occupied by Durham (the "Durham Space"). Awards will pay a monthly fee for such space of $16,200 and will be responsible for all utility, common area maintenance, supplies and other expenses associated with the facilities. SkyMall shall be obligated to supply and Awards shall be obligated to pay for such space until February 28, 2002.

10. FURTHER ACTION. SkyMall will do whatever is reasonably requested by Awards at Awards' expense to assist in terminating and/or subleasing the Durham Space and, if feasible, relocating the business to SkyMall's facilities.

11. MISCELLANEOUS. The miscellaneous provisions of Article IX of the Asset Purchase Agreement are incorporated by reference as if fully set forth herein.


SKYMALL, INC.                              AWARDS.COM, INC.


BY:                                        BY:
   ----------------------------------         ----------------------------------

NAME:                                      NAME:
     --------------------------------           --------------------------------

TITLE:                                     TITLE:
      -------------------------------            -------------------------------

DATE:                                      DATE:
     --------------------------------           --------------------------------

                                                                       EXHIBIT F
================================================================================




                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                      AMONG

                                AWARDS.COM, INC.

                                       AND

                                ITS STOCKHOLDERS





================================================================================

                                TABLE OF CONTENTS

                                                                            Page

RECITALS ......................................................................1

ARTICLE I   CERTAIN DEFINITIONS................................................1
            1.1  Defined Terms.................................................1

ARTICLE II  TRANSFERS OF RESTRICTED SECURITIES.................................7
            2.1  Restrictions Generally; Securities Act........................7
            2.2  Legend........................................................7
            2.3  Transfers by Stockholders.....................................8
            2.4  Duty of First Offer...........................................8
            2.5  Sale of the Company..........................................10

ARTICLE III RIGHTS OF INCLUSION...............................................11
            3.1  Rights of Inclusion..........................................11
            3.2  Article III Sales............................................12

ARTICLE IV  CORPORATE GOVERNANCE..............................................13
            4.1  Board of Directors...........................................13
            4.2  Removal......................................................13
            4.3  Vacancies....................................................14

ARTICLE V   CERTAIN COVENANTS OF THE PARTIES..................................14
            5.1  Registration of Common Stock.................................14
            5.2  Additional Stockholders......................................14
            5.3  Purchaser Representative.....................................14
            5.4  Holdback Obligations.........................................15

ARTICLE VI  MISCELLANEOUS.....................................................15
            6.1  Governing Law................................................15
            6.2  Entire Agreement; Amendments.................................15
            6.3  Term.........................................................16
            6.4  Certain Actions..............................................16
            6.5  Inspection...................................................16
            6.6  Recapitalization, Exchanges, Etc., Affecting
                   Restricted Securities......................................16
            6.7  Compliance with Regulations..................................16
            6.8  Waiver.......................................................17
            6.9  Successors and Assigns.......................................17
            6.10 Remedies.....................................................17
            6.11 Invalid Provisions...........................................17
            6.12 Headings.....................................................18
            6.13 Further Assurances...........................................18
            6.14 Gender.......................................................18
            6.15 Counterparts.................................................18
            6.16 Notices......................................................18
            6.17 No Stockholder Affiliate Liability...........................19

Exhibit A..............................................Form of Joinder Agreement

     AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "AGREEMENT"), dated as of March 28, 2001, by and among AWARDS.COM, INC., a Delaware corporation (the "COMPANY"), TWS AWARDS.COM, LLC, a Delaware limited liability company ("TWS"), DURHAM & COMPANY, INC., a Utah corporation ("DURHAM"),SKYMALL, INC., a Nevada corporation ("SKYMALL") the Series A Investors (as hereinafter defined), each of the Persons who have executed the signature pages hereto under the heading "Series B Investors" (individually, a "SERIES B INVESTOR" and collectively, the "SERIES B INVESTORS"), and the Additional Investor (as hereinafter defined). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in Article I.

                                    RECITALS

     WHEREAS, the Company, TWS, the Series A Investors, the Series B Investors and the Additional Investor are parties to that certain Amended and Restated Stockholders Agreement, dated as of February 7, 2000, as amended (the "PRIOR STOCKHOLDERS AGREEMENT");

     WHEREAS, the Company and Durham have entered into an Asset Purchase Agreement, dated as of the date hereof, as such agreement may be amended or modified from time to time (the "ASSET PURCHASE AGREEMENT"), pursuant to which the Company will issue to Durham the Purchased Securities (as defined in the Asset Purchase Agreement);

     WHEREAS, the parties to the Prior Stockholders Agreement desire to amend and restate the Prior Stockholders Agreement in its entirety as provided herein and each of the Stockholders and the Company desires to enter into this Agreement to regulate certain aspects of their relationship and to provide for, among other things, restrictions on the transfer or other disposition of securities of the Company and matters relating to the corporate governance of the Company.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

                               CERTAIN DEFINITIONS

     1.1 DEFINED TERMS. (a) The following capitalized terms, when used in this Agreement, have the respective meanings set forth below:

          "ADDITIONAL INVESTOR" means Uncle Craig's Catalogue, Inc., a Texas corporation.

          "ADDITIONAL STOCKHOLDER" means the Additional Investor and any Person to whom the Company issues Restricted Securities after the date hereof other than pursuant to a public offering registered under the Securities Act (other than any Preferred Investor Stockholder or TWS Stockholder).

          "ADDITIONAL INVESTMENT AGREEMENT" means the Additional Investment Agreement, dated as of February 7, 2000, by and between the Company and HMTF Bridge Award, LLC, a Delaware limited liability company, as the same may be amended, modified or restated from time to time.

          "AFFILIATE" means, with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, by contract or otherwise.

          "ASSOCIATE" means, with respect to any Person, (i) any other Person of which such Person is an officer, partner or director or is, directly or indirectly, the beneficial owner of ten (10) percent or more of any class of equity securities; (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person; and (iv) any Affiliate of any Person referred to in clause (i),
     (ii) or (iii).

          "BOARD" means the Board of Directors of the Company.

          "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Company, as amended, restated or modified from time to time.

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON STOCK" means the Common Stock, par value $.01 per share, any securities into which such Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of such Common Stock, and all other securities of any class or classes (however designated), other than the Series A Preferred and Series B Preferred, of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution, liquidation or winding-up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding-up.

          "COMPETITIVE BUSINESS" means in the business of selling, manufacturing or distributing, in either the retail or commercial market, trophies, awards, plaques, engraved mountings or any similar items of any kind, including, without limitation, both three-dimensional and computer image trophies and awards, via the Internet or otherwise.

          "COMPETITOR" means any Person principally engaged or whose Affiliates are principally engaged, directly or indirectly, in a Competitive Business. A Person shall be deemed to be principally engaged in a Competitive Business if it or any of its Affiliates are in fact so principally engaged or if such Person or any of its Affiliates has had revenues in the prior 12 months, or expects to have revenues in the next 12 months, from a Competitive Business in excess of $10 million.

          "DILUTED BASIS" means with respect to the calculation of the number of shares of Common Stock, (i) all shares of Common Stock outstanding at the time of determination and (ii) all shares of Common Stock issuable upon exercise of the Series A Preferred, Series B Preferred, Options and other securities convertible into, or exercisable or exchangeable for, Common Stock.

          "DURHAM STOCKHOLDER" means Durham and each of its direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

          "HMTF" means HMTF Bridge Award, LLC, a Delaware limited liability company.

          "HMTF INVESTOR AFFILIATE" means (a) any direct or indirect holder of any equity interests or securities in HMTF (whether limited or general partners, members, stockholders or otherwise), (b) any Affiliate of HMTF or
     (c) any director, officer or employee of (i) HMTF, (ii) any Affiliate of HMTF or (iii) any Person referred to in clause (a) above.

          "HMTF STOCKHOLDER" means HMTF and any HMTF Investor Affiliate to whom HMTF Transfers Restricted Securities and who signs a Joinder Agreement (whether before, on or after the date hereof) and each of their respective direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

          "JOINDER AGREEMENT" means a Joinder Agreement substantially in the form attached hereto as EXHIBIT A.

          "LIEN" means any lien, claim, change, encumbrance, security interest or other adverse claim of any kind.

          "OPTIONS" means the options to purchase up to 76,313,564 shares of Common Stock granted or to be granted to officers, directors, employees or consultants of the Company; PROVIDED, HOWEVER, that such number of shares shall not include shares which are (or which are subject to Options which are) reacquired by the Company or which become nonissuable or expire and shall be appropriately adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar events.

          "OPPORTUNITY" means Opportunity Partners I, L.P., a Delaware limited partnership.

          "OPPORTUNITY INVESTOR AFFILIATE" means (a) any direct or indirect holder of any equity interests or securities in Opportunity (whether limited or general partners, members, stockholders or otherwise), (b) any Affiliate of Opportunity or (c) any director, officer or employee of (i) Opportunity, (ii) any Affiliate of Opportunity or (iii) any Person referred to in clause (a) above.

          "OPPORTUNITY STOCKHOLDER" means Opportunity and any Opportunity Investor Affiliate to whom Opportunity Transfers Restricted Securities and who signs a Joinder Agreement (whether before, on or after the date hereof) and each of their respective direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

          "PERMITTED TRANSFEREE" means:

               (i) as to any Stockholder who is a natural person, the spouse or any lineal descendant (including by adoption) of such Stockholder, or any trust of which such Stockholder is the trustee and which is established solely for the benefit of any of the foregoing individuals and whose terms are not inconsistent with the terms of this Agreement or any partnership, the general partner(s) and limited partner(s) (if any) of which are one (1) or more Persons identified in this clause
          (i);

               (ii) as to any Preferred Investor Stockholder (other than an HMTF Stockholder), any Associate or Affiliate of such Preferred Investor Stockholder;

               (iii) as to any TWS Stockholder; any other TWS Stockholder; any member, manager, Associate or Affiliate of TWS; any director, officer, employee, consultant, stockholder, member, Associate or Affiliate of any of the foregoing Persons; any trust, a majority in interest of the beneficiaries of which, or corporation or partnership or limited liability company, a majority in interest of the stockholders or limited partners, or members of which, or partnership, the managing general partner of which, are (or is) one (1) or more of the Persons identified in this clause (iii), the spouse of any such Person and/or such Person's lineal descendants (including by adoption);

               (iv) as to any Third Party or Buyer that becomes a Stockholder and that is not a natural Person, any Affiliate of such Stockholder;

               (v) as to any HMTF Stockholder, any Associate or Affiliate of such HMTF Stockholder or an HMTF Investor Affiliate; and

               (vi) as to any Durham Stockholder, any Associate or Affiliate of such Durham Stockholder including without limitation SkyMall; and

               (vii) as to any Opportunity Stockholder, any Associate or Affiliate of such Opportunity Stockholder or an Opportunity Investor Affiliate.

          "PERSON" means an individual, partnership, corporation, limited liability company or partnership, trust, unincorporated organization, joint venture, government (or agency or political subdivision thereof) or any other entity of any kind.

          "PREFERRED   INVESTOR   STOCKHOLDERS"  means  the  Series  A  Investor
     Stockholders and the Series B Investor Stockholders.

          "PRO RATA" means, with respect to one or more Stockholders in proportion to the number of shares of Common Stock on a Diluted Basis owned by such Stockholder or Stockholders.

          "QUALIFYING OFFERING" means the consummation of an underwritten public offering of Common Stock registered under the Securities Act of 1933, as amended, which results in gross proceeds to the Company of at least $25,000,000 and pursuant to which the Common Stock is sold at a price per share of at least $4.80 (subject to appropriate adjustment for stock splits, reverse stock splits, stock dividends, recapitalizations, reclassifications and similar events).

          "RESTRICTED SECURITIES" means the Common Stock, the Series A Preferred, Series B Preferred, the Options, any securities of the Company issued pursuant to the Additional Investment Agreement or the Asset Purchase Agreement or upon conversion, exchange or exercise of any such securities and any other securities issued after the date hereof which are designated as such by the Board, and any securities issued with respect thereto as a result of any stock dividend, stock split, reclassification, recapitalization, reorganization, merger, consolidation or similar event or upon the conversion, exchange or exercise thereof.

          "SALE OF THE COMPANY" means the sale of the Company (whether by merger, consolidation, recapitalization, reorganization, sale of securities, sale of assets or otherwise) in one transaction or a series of related transactions to a Person or Persons, pursuant to which such Person or Persons (together with its Affiliates) acquires (i) securities representing at least a majority of the voting power of all securities of the Company, assuming the conversion, exchange or exercise of all securities convertible, exchangeable or exercisable for or into voting securities, or (ii) all or substantially all of the Company's consolidated assets.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          "SERIES A INVESTORS" means RHL Ventures, LLC, Capital Express Awards, LLP, Trophy Investors, L.P., Trophy Investment Partnership, L.P., Richard Baumer, Marc Byron, Marc Cooper, Stephen Ehrlich, Peter Forman, Richard Forman, Jay Greenwald, Claire Gruppo, Ilan Kaufthal, Alan Kipust, Lowell Kraft, Zev Wolfson IRA, Hilltop Offshore, Ltd., United Congregation Mesorah, The Wolfson Grandchildren Trust, The Wolfson Family Trust, Hilltop Partners, L.P., Jeff Tannenbaum, Jeff Tauber, Steve Tischman and Ken Yaffe.

          "SERIES A INVESTOR STOCKHOLDERS" means the Series A Investors and any other Person to whom the Company issues Series A Preferred and who signs a Joinder Agreement (whether before, on or after the date hereof) and each of their respective direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

          "SERIES  A  PREFERRED"   means  the  Company's  Series  A  Convertible
     Preferred Stock, par value $.01 per share.

          "SERIES B INVESTOR STOCKHOLDERS" means the Series B Investors and any other Person to whom the Company issues Series B Preferred and who signs a Joinder Agreement (whether before, on or after the date hereof) and each of their respective direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

          "SERIES  B  PREFERRED"   means  the  Company's  Series  B  Convertible
     Preferred Stock, par value $.01 per share.

          "STOCKHOLDERS"  means  each  of  the  TWS  Stockholders,   the  Durham
     Stockholders, the Preferred Investor Stockholders and the Additional Stockholders, if any.

          "TRANSFER" means, directly or indirectly, any sale, transfer, assignment, hypothecation, pledge or other disposition of any Restricted Securities or any interests therein, whether or not by operation of law or for value.

          "TWS STOCKHOLDERS" means TWS and each of its direct and indirect Permitted Transferees, so long as any such Person shall hold Restricted Securities.

     (b) Unless otherwise provided herein, all accounting terms used in this Agreement shall be interpreted in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

     (c) The following terms, when used in this Agreement, shall have the meanings defined for such terms in the Section set forth below:

          TERM                                       SECTION
          ----                                       -------
"Agreement"                                          Preamble
"Article III Offer"                                  3.1(a)
"Asset Purchase Agreement"                           Recitals
"Buyer"                                              3.1(a)
"CEO Nominees"                                       4.1(a)
"Company"                                            Preamble
"Company Notice"                                     2.4(b)
"Durham"                                             Preamble
"HMTF Nominee"                                       4.1(a)
"Inclusion Notice"                                   3.1(a)
"Inclusion Right"                                    3.1(b)
"Nominee"                                            4.1(a)
"Nominees"                                           4.1(a)
"Notice of Intention"                                2.4(a)
"Offered Securities"                                 2.4(a)
"Offerees"                                           3.1(a)

          TERM                                       SECTION
          ----                                       -------
"Offer Price"                                        2.4(a)
"Preferred Investors Nominee"                        4.1(a)
"Prior Stockholders Agreement"                       Recitals
"Prospective Buyer Notice"                           2.4(c)
"Prospective Buyers"                                 2.4(a)
"Required Stockholders"                              2.5
"Selling Stockholder"                                2.4(a)
"Series B Investor"                                  Preamble
"Series B Investors"                                 Preamble
"Third Party"                                        2.4(e)
"Transferor"                                         3.1(a)
"Transferor Shares"                                  3.1(a)
"TWS"                                                Preamble
"TWS Nominees"                                       4.1(a)

                                   ARTICLE II
                       TRANSFERS OF RESTRICTED SECURITIES

     2.1 RESTRICTIONS GENERALLY; SECURITIES ACT. (a) Each Stockholder agrees that it will not, directly or indirectly, Transfer any Restricted Securities except in accordance with the terms of this Agreement. Any attempt by any Stockholder to Transfer any Restricted Securities not in accordance with the foregoing shall be null and void and neither the issuer of such securities nor any transfer agent of such securities shall give any effect to such attempted Transfer in its stock records.

     (b) Each Stockholder agrees that, in addition to the other requirements herein relating to Transfer, it will not Transfer any Restricted Securities except pursuant to an effective registration statement under the Securities Act, or upon receipt by the Company of an opinion of counsel to the Stockholder reasonably satisfactory to the Company or, if agreed by the Board, counsel to the Company, or a no-action letter from the Commission addressed to the Company, to the effect that no registration statement is required because of the availability of an exemption from registration under the Securities Act.

     2.2 LEGEND. (a) Each certificate representing Restricted Securities shall be endorsed with the following legends and such other legends as may be required by applicable state securities laws or any other agreement:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 28, 2001, AS SUCH AGREEMENT MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN

     ACCORDANCE WITH THE PROVISIONS THEREOF AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO THE TERMS OF SUCH AGREEMENT. COPIES OF THE FOREGOING AGREEMENT ARE MAINTAINED WITH THE CORPORATE RECORDS OF THE ISSUER AND ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     (b) Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a Transfer pursuant to a registered public offering under the Securities Act and made in accordance with the Securities Act) shall also bear such legends, unless in the opinion of counsel for the Company, the Restricted Securities represented thereby are no longer subject to the provisions of this Agreement or the restrictions imposed under the Securities Act or state securities laws, in which case the applicable legend (or legends) may be removed.

     2.3 TRANSFERS BY STOCKHOLDERS. Each of the Stockholders severally agrees that it will not Transfer any Restricted Securities before August 11, 2002, except (i) to a Permitted Transferee who shall have executed a Joinder Agreement and thereby become a party to this Agreement; (ii) pursuant to an effective registration statement under the Securities Act; (iii) in the case of the termination of officers, directors, employees and consultants of the Company, Transfers by such Persons or their Permitted Transferees to the Company; or (iv) pursuant to Section 2.5.; PROVIDED, HOWEVER, that, unless approved in advance by the Board, none of the Stockholders shall Transfer any Restricted Securities to a Competitor. Following August 11, 2002, each of the Stockholders severally agrees that it will not Transfer any Restricted Securities, except (i) to a Permitted Transferee who shall have executed a Joinder Agreement and thereby become a party to this Agreement; (ii) pursuant to any effective registration statement under the Securities Act; (iii) in the case of the termination of officers, directors, employees and consultants of the Company, Transfers by such Persons or their Permitted Transferees to the Company; (iv) pursuant to Section 2.5; or (v) pursuant to Section 2.4 or Article III; provided, HOWEVER, that, unless approved in advance by the Board, none of the Stockholders shall Transfer any Restricted Securities to a Competitor.

     2.4 DUTY OF FIRST OFFER. (a) Except for Transfers permitted pursuant to clauses (i), (ii), (iii) and (iv) of the first sentence of Section 2.3 or clauses (i) through (iv) of the second sentence of Section 2.3, if any Preferred Investor Stockholder, Durham Stockholder or Additional Stockholder (a "SELLING STOCKHOLDER") desires to Transfer any Restricted Securities (the "OFFERED SECURITIES"), prior to any Transfer it shall give written notice of the proposed Transfer (the "NOTICE OF INTENTION") to the Company and each of the TWS Stockholders (the "PROSPECTIVE BUYERS"), specifying the type and number of Offered Securities which such Selling Stockholder wishes to Transfer, the proposed purchase price (the "OFFER PRICE") therefor and all other material terms and conditions of the proposed Transfer.

     (b) For a period of twenty-five (25) days following its receipt of the Notice of Intention, the Company shall have an irrevocable right to purchase all or any portion of the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention, exercisable by delivery of a notice (the "COMPANY NOTICE") to the Selling Stockholder, with a copy to each of the Prospective Buyers, specifying the number of Offered Securities with respect to which the Company is exercising its option.

     (c) For a period of fifteen (15) days following its receipt of the Company Notice or, if no Company Notice is so received, for a period of forty (40) days following its receipt of the Notice of Intention, each of the Prospective Buyers shall have the irrevocable right to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities which the Company has elected not to purchase, Pro Rata among the Prospective Buyers; PROVIDED, HOWEVER, that in the event any Prospective Buyer does not purchase any or all of its Pro Rata portion of the Offered Securities, the other Prospective Buyers shall have the right to purchase such portion, Pro Rata, until all of such Offered Securities are purchased or until such other Prospective Buyers do not desire to purchase any more Offered Securities. The right of the Prospective Buyers pursuant to this Section 2.4(c) shall be exercisable by delivery of a notice (the "PROSPECTIVE BUYER NOTICE") setting forth the maximum number of Offered Securities that such Prospective Buyer wishes to purchase, including any number which would be allocated to such Prospective Buyer in the event any other Prospective Buyer does not purchase all or any portion of its Pro Rata portion, to the Selling Stockholder, the Company and the other Prospective Buyers and shall expire if unexercised within such 15-day or 40-day period, as applicable.

     (d) Notwithstanding the foregoing provisions of this Section 2.4, unless the Selling Stockholder shall have consented to the purchase of less than all of the Offered Securities, neither the Company nor any Prospective Buyer may purchase any Offered Securities unless all of the Offered Securities are to be purchased (whether by the Company or the Prospective Buyers or any combination thereof).

     (e) If all notices required to be given pursuant to this Section 2.4 have been duly given, and the Company and the Prospective Buyers determine not to exercise their respective options to purchase the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention or determine, with the consent of the Selling Stockholder, to exercise their options to purchase less than all of the Offered Securities, then the Selling Stockholder shall have the right, for a period of thirty (30) days from the earlier of (i) the expiration of the last applicable option period pursuant to this Section 2.4 or (ii) the date on which such Selling Stockholder receives notice from the Company and the Prospective Buyers that they will not exercise in whole or in part the options granted pursuant to this Section 2.4, to sell to a third party (a "THIRD PARTY") the Offered Securities remaining unsold under this Section 2.4 at a price not less than the Offer Price and on the other terms set forth in the Notice of Intention; PROVIDED, that prior to any such Transfer to a Third Party, such Third Party executes and delivers to the Company, for the benefit of the Company and all Stockholders, a Joinder Agreement and thereby becomes a party to this Agreement and such Selling Stockholder first complies with the provisions of Article III.

     (f) The closing of any purchase and sale pursuant to this Section 2.4 (other than to any Third Party) shall take place on such date, not later than fifteen (15) business days after the later of delivery to the Selling Stockholder of (i) the Company Notice and (ii) the Prospective Buyer Notice, as the Company and the Selling Stockholder shall select. At the closing of such purchase and sale, the Selling Stockholder shall deliver certificates evidencing the Offered Securities being sold duly endorsed, or accompanied by written instruments of transfer in form satisfactory to the purchasers thereof, duly executed by the Selling Stockholder, free and clear of any Liens, against delivery of the Offer Price therefor.

     2.5 SALE OF THE COMPANY. (a) If the TWS Stockholders representing at least a majority of shares of Common Stock on a Diluted Basis then owned by the TWS Stockholders as a group (the "REQUIRED STOCKHOLDERS") desire to effect a Sale of the Company, such Required Stockholders shall notify each other Stockholder, in writing, of such desire and the terms and conditions of such proposed sale. Notwithstanding any other provision of this Agreement but subject to the provisions of the Certificate of Incorporation, each such other Stockholder shall take all necessary and desirable actions reasonably requested by the Required Stockholders in connection with the consummation of such Sale of the
Company, and if such transaction is structured as a sale of Restricted Securities within ten (10) business days of the receipt of such notice (or such longer period of time as either the Required Stockholders shall designate in such notice) such other Stockholders shall cause all of their respective Restricted Securities to be sold to the designated purchaser on the same terms and conditions, for the same per share consideration and at the same time as the Restricted Securities being sold by the Required Stockholders; PROVIDED, HOWEVER, that (x) if any such Restricted Securities are Options, the purchase price of such Options shall equal the aggregate price that would be paid for the shares of Common Stock issuable upon exercise thereof minus the aggregate exercise price under such Option for such shares of Common Stock and (y) if any such Restricted Securities are Series A Preferred or Series B Preferred, the consideration shall be determined pursuant to the Certificate of Incorporation to the extent applicable; and PROVIDED, FURTHER, that no such Sale of the Company will be consummated without the consent of the holders of the Series B Preferred unless (x) the consideration to be received by the Series B Preferred, on an as if converted basis, is at least $9.60 per share of Common Stock
(subject  to  appropriate   adjustment  for  stock  splits,   stock   dividends,
recapitalizations, reclassifications and similar events) or (y) (i) if the Company is the surviving, transferee or continuing Person (the "RESULTING ENTITY"), the Series B Preferred shall remain outstanding without any amendment that would adversely affect the preferences, rights or powers of the Series B Preferred, and (ii) if the Company is not the Resulting Entity, (A) the Resulting Entity is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (B) the shares of Series B Preferred are converted or exchanged for and become shares of such Resulting Entity, having in respect of such Resulting Entity the same (or more favorable) powers, preferences and relative, participating, optional or other special rights that the shares of Series B Preferred had immediately prior to such transaction. In furtherance of, and not in limitation of the foregoing, in connection with a Sale of the Company, each Stockholder will, subject to the provisions of the Certificate of Incorporation, (i) consent to and raise no objections against the Sale of the Company or the process pursuant to which it was arranged, (ii) waive any dissenter's rights and other similar rights, and
(iii) execute all documents containing the same terms and conditions as those executed by Required Stockholders as reasonably directed by the Required Stockholders. All Stockholders will bear their Pro Rata share of the costs and expenses incurred in connection with a Sale of the Company to the extent such costs and expenses are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the purchaser. Costs incurred by any Stockholder on its own behalf will not be shared by other Stockholders.

     (b) After February 7, 2005, the TWS Stockholders agree that, if as of such date there has not occurred a Qualifying Offering, then it shall, upon the written request of the Series B Investor Stockholders representing at least a majority of the shares of Series B Preferred on a Diluted Basis then owned by the Series B Preferred Investor Stockholders, exercise their rights pursuant to
Section 2.5(a), and otherwise use their best efforts, to effect a Sale of the Company in accordance with the provisions of Section 2.5(a) as expeditiously as possible; PROVIDED, that no Sale of the Company pursuant to this Section 2.5(b) will be consummated without the consent of the holders of the Series B Preferred unless the consideration to be received by the Series B Preferred, on an as if converted basis, is at least $9.60 per share of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations, reclassifications and similar events).

                                  ARTICLE III
                               RIGHTS OF INCLUSION

     3.1 RIGHTS OF INCLUSION. (a) If (i) any Preferred Investor Stockholder, Durham Stockholder or Additional Stockholder proposes to Transfer any Restricted Securities to one or more Third Parties in accordance with Section 2.4 or (ii) any TWS Stockholder proposes to Transfer any Restricted Securities to any Person (other than as permitted by Section 2.3) (any such Third Parties or Persons are referred to as the "BUYER"), then, as a condition to such Transfer, the Preferred Investor Stockholder, Additional Stockholder, Durham Stockholder or TWS Stockholder (the "TRANSFEROR") shall cause the Buyer to include a written offer (the "ARTICLE III OFFER") to each of the other Stockholders (collectively, the "OFFEREES"), to sell to the Buyer, at the option of each Offeree, that number of each type of shares of Restricted Securities determined in accordance with Section 3.1(b), on the same terms and conditions as are applicable to the Transferor Shares, all of which terms shall be specified in the Article III Offer. The Transferor shall provide a written notice (the "INCLUSION NOTICE") of the Article III Offer to each Offeree, which may accept the Article III Offer by providing a written notice of acceptance of the Article III Offer to the Transferor within twenty (20) days of delivery of the Inclusion Notice.

     (b) Each Offeree shall have the right (an "INCLUSION RIGHT") to sell pursuant to the Article III Offer a Pro Rata number of each type of its Restricted Securities as is sold by the Transferor; PROVIDED, however, that if any Offeree does not accept its Article III Offer in full, the other Offerees shall have the right to sell pursuant to the Article III Offer up to the number of each type of Restricted Securities not being sold by such Offeree, Pro Rata among such Offerees, until all such shares are sold or until they do not desire to sell any more shares. Any Offeree that owns Options, if any, may sell pursuant to the Article III Offer, in lieu of shares of Common Stock or Series A Preferred, an Option representing that number of shares of Common Stock or

Series A Preferred which it could sell pursuant to its Inclusion Right and the purchase price therefor shall equal the aggregate price that would be paid for the shares of Common Stock or Series A Preferred issuable upon the exercise thereof minus the aggregate exercise price under such Option for such shares of Common Stock or Series A Preferred.

     3.2 ARTICLE III SALES.  (a) Upon its exercise of an Inclusion  Right,  each
Offeree shall deliver to the Transferor a certificate or certificates representing the Restricted Securities to be sold or otherwise disposed of pursuant to the Article III Offer by such Offeree, free and clear of all Liens, and a limited power-of-attorney authorizing the Transferor to sell or otherwise dispose of such shares of Restricted Securities pursuant to the terms of the
Article III Offer.

     The Transferor shall have thirty (30) days, commencing on the expiration of the Inclusion Rights, in which to sell or otherwise dispose of, on behalf of itself and the Offerees, up to the number of shares of Restricted Securities covered by the Article III Offer (and the number of Transferor Shares) to the Buyer. If all such shares are not sold to the Buyer, the Transferor, at its option, may elect to sell on behalf of itself and the Offerees such number of shares as the Buyer will purchase, Pro Rata among the Transferor and the Offerees, as nearly as practicable. The material terms of such sale, including, without limitation, price and form of consideration, shall be as set forth in the Inclusion Notice. If at the end of such 30-day period the Transferor has not completed the sale or other disposition of all the Transferor Shares and all the Offerees' Restricted Securities proposed to be sold, the Transferor shall return to each of the Offerees its respective certificates, if any, representing Restricted Securities which the Offerees delivered for sale or other disposition pursuant to this Article III and which were not sold pursuant thereto and the provisions of this Article III shall continue to be in effect.

     (b) Promptly after the consummation of the sale or other disposition of the Transferor Shares and shares of Restricted Securities of the Offerees to the Buyer pursuant to the Article III Offer, the Transferor shall notify the Offerees thereof, and the Buyer shall pay to the Transferor and each of the Offerees their respective portions of the sales price of the shares of Restricted Securities sold or otherwise disposed of pursuant thereto, and shall furnish such other evidence of the completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Offerees.

     (c) Notwithstanding anything to the contrary contained in this Article III, except for the Transferor's obligation to return to each Offeree any certificates representing the Offerees' Restricted Securities there shall be no liability on the part of the Transferor to any Stockholder in the event that the proposed sale pursuant to this Article III is not consummated for whatever reason. Whether a sale of Restricted Securities is effected pursuant to this
Article III by the Transferor is in the sole and absolute discretion of the Transferor.

                                   ARTICLE IV
                              CORPORATE GOVERNANCE

     4.1 BOARD OF DIRECTORS. (a) From and after the date hereof, each Stockholder shall vote or cause to be voted all shares of Common Stock, Series A Preferred, Series B Preferred and any other voting securities of the Company over which such Stockholder has voting control, at any regular or special meeting of stockholders called for the purpose of filling positions on the Board, or to execute a written consent in lieu of such a meeting of stockholders for the purpose of filling positions on the Board, and shall take all actions necessary, to ensure the election to the Board of no more than four (4) individuals (or such greater number as shall be determined in accordance with clause (c) below), of which (i) two (2) individuals (the "TWS NOMINEES") will be designated by the TWS Stockholders, (ii) one (1) individual (the "DURHAM NOMINEE") will be designated by the Durham Stockholders, for so long as the Durham Stockholders continue to own at least fifty percent of the Shares owned by the Durham Stockholders on the date hereof, and (iii) one (1) individual will be the Company's Chief Executive Officer from time to time (the "CEO NOMINEE"); the TWS Nominees, Durham Nominee and CEO Nominee are collectively referred to as the "NOMINEES" and individually as a "NOMINEE". Upon the execution and delivery hereof the Board shall consist of the following three Nominees: (i) Niles Cohen as one of the TWS Nominees; (ii) Robert Worsley as the Durham Nominee; and (iii) Warren Struhl as the CEO Nominee.

     (b) If, prior to his election to the Board pursuant to Section 4.1(a), any Nominee shall be unable or unwilling to serve as a director of the Company, the Stockholders that nominated such Nominee shall nominate a replacement who shall then be a Nominee for purposes of Section 4.1(a).

     (c) Notwithstanding the foregoing, the Board may be increased to a number in excess of four(4) to accommodate investors in any future financing of the Company.

     4.2 REMOVAL.  If the  Stockholders  that  designated a Nominee  pursuant to
Section 4.1 request that such Nominee elected as a director be removed (with or without cause), by written notice to other Stockholders, or, in the case of the CEO Nominee, if such individual ceases to be the Chief Executive Officer of the Company, then in each such case, such director shall be removed and each Stockholder hereby agrees to vote all shares of Common Stock owned by such Stockholder and other securities over which such Stockholder has voting control to effect such removal or to consent in writing to effect such removal upon such request.

     4.3 VACANCIES. In the event that a vacancy is created on the Board at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director, the Stockholders who designated such Nominee will designate a new Nominee to fill the vacancy.

                                   ARTICLE V
                        CERTAIN COVENANTS OF THE PARTIES

     5.1 REGISTRATION OF COMMON STOCK. In the event of a registration by the Company of Common Stock under the Securities Act, each Stockholder shall, if requested by the Required Stockholders, at a meeting convened for the purpose of amending the Certificate of Incorporation of the Company, vote: (a) to remove from the Certificate of Incorporation of the Company requirements, if any such requirements are at such time imposed thereby, relating to preemptive rights with respect to Common Stock; and (b) to change the number of authorized shares of Common Stock and, if necessary, change the number of issued and outstanding shares of Common Stock, whether by stock split, stock dividend, recapitalization or otherwise, or change its par value or effect any other reclassification, recapitalization or similar event relating to the Common Stock; in the case of each of clauses (a) and (b) above, as recommended by a majority of the members of the Board in order to facilitate such registration.

     5.2 ADDITIONAL STOCKHOLDERS. The parties hereto agree that as a condition precedent to the issuance by the Company of Options to any Person, the Company, at is option, may require such Person to execute a Joinder Agreement and thereby enter into and become a party to this Agreement. The parties hereto agree that as a condition precedent to the issuance by the Company of shares of Common Stock or of securities convertible, exchangeable or exercisable for or into shares of Common Stock (other than pursuant to the Series A Preferred, Series B Preferred or Options) to any Person, the Company, at its option, may require such Person to execute a Joinder Agreement and thereby enter into and become a party to this Agreement and from and after such time, the term "Additional Stockholder" or other term shall be deemed to include such other Person, all to the extent determined by the Board. Notwithstanding the foregoing, to the extent approved by a majority of the Board and specified in any Joinder Agreement (or amendment thereto) pursuant to which any Person may become a party hereto, the provisions of this Agreement may be varied to be more or less restrictive with respect to any such Person.

     5.3 PURCHASER REPRESENTATIVE. If the Company enters into any negotiation or transaction involving the issuance of securities of another party to the Stockholders for which Rule 506 (or any similar rule then in effect) promulgated under the Securities Act by the Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Preferred Investor Stockholder (other than institutional investors) and Additional Stockholder (if an individual) will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Company. If any Preferred Investor Stockholder or Additional Stockholder appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any such Preferred Investor Stockholder or Additional Stockholder declines to appoint the purchaser representative designated by the Company, such Preferred Investor Stockholder or Additional Stockholder will appoint, at his own expense, another purchaser representative reasonably acceptable to the Company.

     5.4 HOLDBACK OBLIGATIONS. Each Stockholder agrees (i) not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the seven (7) days prior to, and the 180-day period beginning on, the effective date of any underwritten public offering of Common Stock registered under the Securities Act (except as part of such underwritten registration), unless the managing underwriters of the registered public offering otherwise agree and (ii) to enter into such standstill agreements as such managing underwriters may request.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 GOVERNING LAW. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders hereunder. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     6.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces the Prior  Stockholders  Agreement in its entirety,  and this Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Required Stockholders, except that (a) any amendment, modification or supplement that materially and adversely affects the Preferred Investor Stockholders, TWS Stockholders, Durham Stockholders or Additional Stockholders, as the case may be, shall require the consent of the Preferred Investor Stockholders, TWS Stockholders, Durham Stockholders or Additional Stockholders, respectively, and (b) any amendment, modification or supplement that materially and adversely affects less than all of the Preferred Investor Stockholders, Durham Stockholders, TWS Stockholders or Additional Stockholders, as the case may be, shall require the consent of the Preferred Investor Stockholders, TWS Stockholders, Durham Stockholders or Additional Stockholders so affected. In the event of an amendment, modification or supplement of this Agreement in accordance with its terms, the Stockholders shall cause the Board to meet within thirty (30) calendar days following such amendment, modification or supplement, or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and By-Laws of the Company that may be required as a result of such amendment, modification or supplement to this Agreement, and, if required, proposing such amendments to the stockholders entitled to vote thereon. The Stockholders hereby agree to vote their shares of voting Common Stock to approve such amendments to the Certificate of Incorporation and By-Laws of the Company.

     6.3 TERM. This Agreement shall terminate upon the earliest to occur of (a) a Qualifying Offering and (b) a Sale of the Company; PROVIDED, HOWEVER, that in the event of a Qualifying Offering the obligations of each of the Stockholders under Section 5.4 shall not terminate until the end of the 180-day period beginning on the effective date of the Qualifying Offering.

     6.4 CERTAIN ACTIONS. Unless otherwise expressly provided herein, whenever any action is required under this Agreement by:

1. the Preferred Investor Stockholders, it shall be by the affirmative vote of the holders of Restricted Securities representing more than fifty percent (50%) of the total number of votes of Common Stock on a Diluted Basis then held by the Preferred Investor Stockholders as a group, or as otherwise agreed in writing by the Preferred Investor Stockholders as a group;

2. the TWS Stockholders, it shall be by the affirmative vote of the holders of Restricted Securities representing more than fifty percent (50%) of the Common Stock on a Diluted Basis then held by the TWS Stockholders as a group;

3. the Durham Stockholders, it shall be by the affirmative vote of the holders of Restricted Securities representing more than fifty percent (50%) of the Common Stock on a Diluted Basis then held by the Durham Stockholders as a group; or

4. the Additional Stockholders, it shall be by the affirmative vote of the holders of Restricted Securities representing more than fifty percent (50%) of the Common Stock on a Diluted Basis then held by the Additional Stockholders as a group.

     6.5 INSPECTION. For so long as this Agreement shall remain in effect, this Agreement shall be made available for inspection by any Stockholder at the principal executive offices of the Company.

     6.6 RECAPITALIZATION, EXCHANGES, ETC., AFFECTING RESTRICTED SECURITIES. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Restricted Securities, to any and all shares of the Company capital stock or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise, including shares issued by a Purchaser corporation in connection with a triangular merger) which may be issued in respect of, in exchange for, or in substitution of, Restricted Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications and the like occurring after the date hereof.

     6.7 COMPLIANCE WITH REGULATIONS. Whenever a Stockholder is entitled to purchase Restricted Securities pursuant to the provisions of this Agreement, any closing time period specified in such provision shall be tolled until any necessary governmental approval is received including without limitation, approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, provided that such tolling period shall not exceed sixty (60) days.

     6.8 WAIVER. No waiver by any party of any term or condition of this Agreement, in one or more instances, shall be valid unless in writing, and no such waiver shall be deemed to be construed as a waiver of any subsequent breach or default of the same or similar nature.

     6.9 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns (including without limitation transferees of Restricted Securities); PROVIDED, HOWEVER, that (a) nothing contained herein shall be construed as granting any Stockholder the right to Transfer any of its Restricted Securities except in accordance with this Agreement, (b) any Third Party or Buyer which acquires Restricted Securities in accordance with Section
2.4 or Article III shall be bound by and entitled to the benefits of this Agreement to the same extent as the transferor of such Restricted Securities,
(c) unless otherwise provided in the terms of the Transfer, none of the provisions of this Agreement, other than those set forth in Sections 2.1 and 2.2 to the extent those Sections require compliance with the Securities Act, delivery of opinions of counsel and placement of Securities Act (or state securities laws) legends or other legends, shall apply to any Transfer of Restricted Securities (or to the transferee thereof) subsequent to a Transfer of those securities pursuant to a registered public offering under the Securities Act made in accordance with the Securities Act, and (d) notwithstanding any Transfer of Restricted Securities among any TWS Stockholder, Durham Stockholder, Additional Stockholder or Preferred Investor Stockholder, only the provisions of this Agreement which are expressly applicable to such type of Stockholder shall be applicable to such Stockholder and to the Restricted Securities in the hands of such Stockholder.

     6.10 REMEDIES. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages and costs (including reasonable attorneys' fees), will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

     6.11 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     6.12 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     6.13 FURTHER ASSURANCES. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

     6.14 GENDER. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

     6.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     6.16 NOTICES. (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed (by registered or certified mail, return receipt requested) or by reputable overnight courier, fee prepaid to the parties at the following addresses or facsimile numbers:

     1. If to the Company:             Awards.com, Inc.
                                       1100 Valley Brook Avenue
                                       Lyndhurst, NJ  07071
                                       Facsimile No.:  (201) 842-1176
                                       Attention:  Chief Executive Officer

        with a copy to:                Morgan, Lewis & Bockius LLP
                                       101 Park Avenue
                                       New York, NY  10178
                                       Facsimile No.:  (212) 309-6273
                                       Attention:  Ira White, Esq.

     2. If to any Stockholder, to the address of such Person set forth in the stock records of the Company.

     (b) All such notices, requests and other communications will (w) if delivered personally to the address as provided in this Section 6.16 be deemed given upon delivery, (x) if delivered by facsimile transmission to the facsimile number as provided in this Section 6.16 be deemed given upon the receipt of transmission confirmation, (y) if delivered by mail in the manner described above to the address as provided in this Section 6.16, be deemed given upon the earlier of the third business day following mailing or upon receipt and (z) if delivered by reputable overnight courier to the address as provided in this
Section 6.16, be deemed given upon the earlier of the first business day following the date sent by such reputable overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     6.17 NO STOCKHOLDER AFFILIATE LIABILITY. No Affiliate of any Stockholder that does not become a transferee of Restricted Securities shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby, and the Company hereby waives and releases all claims of any such liability and obligation, it being understood that no such Person or entity (other than a Stockholder or transferee) shall be liable for or in respect of this Agreement with respect to the transactions contemplated hereby.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        AWARDS.COM, INC.



                                        By:
                                           -------------------------------------
                                           Name: Warren Struhl
                                           Title: President


                                        TWS AWARDS.COM, LLC



                                        By:
                                           -------------------------------------
                                           Name: Warren Struhl
                                           Title: Manager


                                        DURHAM & COMPANY, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SKYMALL, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SERIES B INVESTORS:
                                        ------------------


                                        HMTF BRIDGE AWARD, LLC



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ADVANCE PUBLICATIONS, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        RHL VENTURES, LLC



                                        By: /s/ Robert Lessin
                                           -------------------------------------
                                           Name: Robert Lessin
                                           Title: Manager


                                        OPPORTUNITY PARTNERS I, L.P.
                                        By: Opportunity Advisors, LLC,
                                            its General Partner



                                        By: /s/ William J. Sheoris
                                           -------------------------------------
                                           Name: William J. Sheoris
                                           Title: Managing Director

                                                                       Exhibit A

                            FORM OF JOINDER AGREEMENT

[_____________________]
[Address]

Attention: Chief Executive Officer

Gentlemen:

In consideration of the [transfer][issuance] to the undersigned of [an option to acquire] _____ shares of Common Stock, par value $.01 per share][Series A Convertible Preferred Stock, par value $.01 per share] [Series B Convertible Preferred Stock, par value $.01 per share] [describe any other security being transferred], of Awards.com, Inc., a Delaware corporation (the "Company"), the undersigned [represents that it is a Permitted Transferee of [Insert name of transferor] and]* agrees that, as of the date written below, [he] [she] [it] shall become a party to that certain Amended and Restated Stockholders Agreement, dated as of February 7, 2000, as such agreement may have been amended from time to time (the "Stockholders Agreement"), among the Company and the persons named therein, and [as a Permitted Transferee]* shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders Agreement [that were applicable to the undersigned's transferor]* and shall be deemed [a Preferred Investor Stockholder] [a TWS Stockholder][a Durham Stockholder][an Additional Stockholder] for [all] purposes thereof [describe exceptions, if any].

Executed as of the ____ day of ________________, ____.

TRANSFEREE:____________________
Address:   ____________________
           ____________________


ACKNOWLEDGED AND ACCEPTED:
AWARDS.COM, INC.



By:____________________________
   Name:
   Title:

* Include if transferee is a Permitted Transferee

                                                                       EXHIBIT G

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE RESOLD OR TRANSFERRED, IN WHOLE OR IN PART, UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS.

                                 PROMISSORY NOTE


March 28, 2001                                                     $1,000,000.00
New York, New York

     FOR VALUE RECEIVED, Awards.com, INC., a Delaware corporation (the "COMPANY"), DOES HEREBY PROMISE TO PAY on March 28, 2004 (the "MATURITY DATE") to Durham & Company, Inc. (the "HOLDER") at 1520 E. Pima Street, Phoenix, Arizona 85034, or at such other place as Holder may designate in writing in lawful money of the United States in immediately available funds, the principal sum of [ONE MILLION DOLLARS ($1,000,000.00)] pursuant to the terms and conditions of this Promissory Note (this "NOTE").

     1. INTEREST. The Company hereby promises to pay, on a monthly basis, interest at the rate of 10% per annum on the unpaid principal amount of this Note. Interest hereon shall be calculated on the basis of actual days elapsed in a 360-day year of twelve 30-day months. Notwithstanding the provisions of this Note, if the rate of interest payable hereunder is limited by law, the rate payable hereunder shall be the lesser of: (a) the rate set forth in this Note and (b) the maximum rate permitted by law. All payments will be applied first to interest and then to principal.

     2. COLLATERAL. This Note is secured by the Acquired Assets as more particularly described in the Asset Purchase Agreement, dated as of the date hereof, between the Company, SkyMall, Inc. and the Holder (the "ASSET PURCHASE AGREEMENT").

     3. PREPAYMENT. The outstanding principal amount of this Note, together with accrued and unpaid interest thereon, may be prepaid, in whole or in part, at any time or from time to time by the Company without premium or penalty.

     4. RIGHT OF SETOFF. This Note is executed and delivered pursuant to the Asset Purchase Agreement. The terms of the Asset Purchase Agreement grant the Company the right to offset the payments due under this Note against certain amounts, damages or liabilities owing by Holder or by SkyMall, Inc. under the Asset Purchase Agreement.

     5. REPRESENTATIONS OF HOLDER. The Holder hereby represents and warrants to the Company that:

          (a) ACCREDITED INVESTOR, ETC. The Holder is an accredited investor within the meaning of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Holder is in a financial position to hold the Note and is able to bear the economic risk and withstand a complete loss of Holder's investment in the Note. The Holder understands that an investment in the Company is an extremely high risk investment, including, without limitation, because the Company is a newly-formed entity with no proven track record, the Company may never generate sufficient revenues to become profitable, the Company may never enter into adequate strategic or commercial agreements, the Company may never hire or retain qualified or a sufficient number of personnel and is completely dependent on its current personnel, the Company may never be able to raise sufficient funding in the future for its operations, the Company may never be able to implement its business plan, the Company's business plan is untested, the Company is in an industry characterized by rapid changes, the Company will operate in a highly competitive market with well-financed and profitable competitors, and the Company is controlled by its current management and investors. The Holder has such experience and knowledge in financial and business matters to be capable of evaluating the merits and risks of the investment contemplated hereby and has reviewed the merits of such investment with tax and legal counsel and other advisors to the extent deemed advisable. The Holder has been given the opportunity to ask questions of, and receive answers from, the Company concerning the investment and to obtain any additional information the Holder deemed necessary.

          (b) ACQUISITION FOR HOLDER'S OWN ACCOUNT. The Holder is acquiring the Note for the Holder's own account for investment, not as a nominee for any other party, and not with a view to the distribution thereof or with any present intention of selling thereof. The Holder acknowledges that he has been informed by the Company that the Note has not been registered under the Securities Act and that the Note must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder acknowledges that he is fully aware of the restrictions on disposing of the resulting from the provisions of the Securities Act and the General Rules and Regulations of the Securities and Exchange Commission thereunder (including, without limitation, Rule 144). The Holder understands that under the present circumstances sales of the Note may not be made in reliance upon Rule 144 since, among other things, the requisite information concerning the Company is not publicly available, and that the Company is under no obligation to the Holder to supply to the Holder or disclose to the public the information necessary to enable the Holder to make sales under Rule 144. The Holder further understands that the Company is under no obligation to register the Note or to effect compliance with Regulation A or any other exemption. The holder hereby hereby confirms and acknowledges that the Holder will not offer, sell or otherwise dispose of the Note except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. The Holder hereby agrees that he will not sell, transfer or otherwise dispose of the Note except pursuant to an effective registration statement under the Securities Act, or upon receipt by the Company of an opinion of counsel to the Holder reasonably satisfactory to the Company, or if agreed by the Board of Directors of the Company, counsel to the Company, or a no-action letter from the Securities and Exchange Commission addressed to the Company, to the effect that no registration statement is required because of the availability of an exemption from registration under the Securities Act.

     6. LOSS OR DESTRUCTION OF NOTE. Upon receipt of evidence satisfactory to the Company of the ownership and the loss, theft, destruction, or mutilation of this Note, and (a) in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company or (b) in the case of any such mutilation, upon surrender of this Note, the Company shall execute and deliver in lieu of such Note, a Note of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Note.

     7. NOTICES TO THE HOLDER. Whenever any provision of this Note requires a notice to be given or a request to be made to the Holder by the Company, then and in each such case, any such notice or request shall be made pursuant to
Article IX of the Asset Purchase Agreement between Holder and the Company.

     8. AMENDMENTS. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf the Holder and the Company.

     9. ASSIGNMENT. No obligation hereunder may be assigned or assumed by another individual or entity without the prior written consent of the parties hereto and any attempt to do so will be void; PROVIDED, HOWEVER that Holder shall be permitted to assign this Note to SkyMall, Inc. Subject to the preceding sentence, this Note is binding upon, inures to the benefit of and is enforceable by the Holder and the Company and their respective successors and assigns.

     10. WAIVER. Any term or condition of this Note may be waived at any time by the party that is entitled to the benefit thereof, but no waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Note, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Note on any future occasion. All remedies, either under this Note or by law or otherwise afforded, will be cumulative and not alternative.

     11. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     12. JURY TRIAL. EACH OF COMPANY AND HOLDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY AS TO ANY ISSUE RELATED HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.

     13. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF COMPANY AND HOLDER CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE COMPANY AND HOLDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE COMPANY AND HOLDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGES TO THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE
(15) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first above written.

                                        AWARDS.COM, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


Agreed and accepted:

DURHAM & COMPANY, INC.


By:
   -------------------------------------
   Name:
   Title:

                                                                       EXHIBIT H

                              OFFICER'S CERTIFICATE

     I, Warren Struhl, President of Awards.com, Inc., a Delaware corporation (the "PURCHASER"), pursuant to Section 5.2 of the Asset Purchase Agreement, dated as of March 28, 2001 (the "ASSET PURCHASE Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), among SkyMall, Inc., a Nevada corporation, Durham & Company, Inc., a Utah corporation, and the Purchaser, DO HEREBY CERTIFY in my capacity as President of the Purchaser and on behalf of the Purchaser that:

          (1) I am the duly elected, qualified and acting President of the Purchaser.

          (2) Each of the representations and warranties made by the Purchaser in the Asset Purchase Agreement is true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of the date hereof as though made on and as of the date hereof, and each of the representations and warranties made by the Purchaser in the Asset Purchase Agreement as of a specified date earlier than the date hereof was true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such earlier date.

          (3) Each of the agreements, covenants and obligations required by the Asset Purchase Agreement to be performed or complied with by the Purchaser at or before the Closing has been duly performed or complied with in all material respects.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 28th day of March, 2001.


                                        By: /s/ Warren Struhl
                                           -------------------------------------
                                           Name: Warren Struhl

                                                                       EXHIBIT I

                             SECRETARY'S CERTIFICATE

     I, Niles Cohen, Secretary of Awards.com, Inc., a Delaware corporation (the "PURCHASER"), pursuant to Section 5.2 of the Asset Purchase Agreement, dated as of March 28, 2001 (the "ASSET PURCHASE Agreement"; capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), among SkyMall, Inc., a Nevada Corporation, Durham & Company, Inc., a Utah corporation, and the Purchaser, DO HEREBY CERTIFY in my capacity as Secretary of the Purchaser and on behalf of the Purchaser as follows:

          (1) I am the duly elected, qualified and acting Secretary of the Purchaser.

          (2) Attached hereto as EXHIBIT A is a true, complete and correct copy of the Amended and Restated Certificate of Incorporation of the Purchaser, which has been filed or will be filed on the date hereof (the "CERTIFICATE OF INCORPORATION").

          (3) Attached hereto as EXHIBIT B is a true, complete and correct copy of the by-laws of the Purchaser as in full force and effect on the date hereof.

          (4) Attached hereto as EXHIBIT C is a true, complete and correct copy of resolutions adopted by the Board of Directors of the Purchaser with respect to the Asset Purchase Agreement and the Operative Agreements to which it is a party and all the transactions contemplated thereby, which resolutions were duly and validly adopted by unanimous written consent of the Board of Directors of the Purchaser on March __, 2001. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the Board of Directors of the Purchaser or any committee thereof relating to the Asset Purchase Agreement, the Operative Agreements or the transactions contemplated thereby.

          (5) Each of the following named individuals is a duly elected or appointed, qualified and acting officer of the Purchaser who holds the offices set opposite such individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

Warren Struhl   Chairman & Chief Executive Officer  ____________________________

Alan Kipust     President                           ____________________________

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 28th day of March, 2001.


                                        By: /s/ Niles Cohen
                                           -------------------------------------
                                           Name: Niles Cohen

                                                                       EXHIBIT J

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made and executed as of the _____ day of March, 2001, by and between Awards.Com, Inc., a Delaware corporation (hereinafter called "Debtor"), and Durham & Company, Inc., a Utah corporation (hereinafter called "Secured Party").

                                    RECITALS

     WHEREAS, simultaneously with the execution of this Agreement, Debtor and Secured Party have entered into that certain Asset Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which Debtor has acquired substantially all of the assets of Secured Party;

     WHEREAS, under the terms of the Purchase Agreement, Debtor has paid a portion of the purchase price thereunder by issuing a promissory note payable by Debtor to Secured Party;

     WHEREAS, the execution of this Agreement and the granting of the security interest contemplated hereby is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement; and

     WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                                   WITNESSETH:

     In order to secure the due and timely payment of all of the Secured Indebtedness (as hereinafter defined), including the due and timely performance by Debtor of all of the covenants, agreements and undertakings of Debtor made herein, Debtor hereby grants to Secured Party a continuous and continuing security interest in and to all of the following:

          All accounts, accounts receivable, reimbursements, notes receivable, contracts, contract rights, chattel paper, documents and instruments arising out of the sale of goods or services rendered and any and all agreements for the sale of goods or products or furnishing of services by Secured Party (collectively, the "Receivables") existing as of the Closing Date, as set forth in the disclosure schedules of Secured Party delivered in connection with the transactions contemplated by the Purchase Agreement (the ("Seller Disclosure Schedules") and any Receivables generated or created after the Closing Date from any customer accounts of Secured Party detailed on such disclosure schedules (the "Seller Accounts");

          All Inventory of Secured Party acquired by Debtor pursuant to the Purchase Agreement and all Inventory relating to the Seller Accounts that is owned or acquired by Debtor following the Closing Date wheresoever located;

          All Tangible Personal Property of Secured Party acquired by Debtor pursuant to the Purchase Agreement wheresoever located;

          All Intangible Personal Property of Secured Party acquired by Debtor pursuant to the Purchase Agreement;

          All Chattel Paper, Instruments (including but not limited to securities), Documents of Title (as such terms are defined in Article 9 of the Arizona Uniform Commercial Code) negotiable documents and securities of Secured Party acquired by Debtor pursuant to the Purchase Agreement;

          All of the Contracts set forth on Section 2.18 of the Disclosure Schedules to the Purchase Agreement, including all amendments thereto and replacements thereof;

          [Intentionally deleted.];

          To the extent not covered by subparagraph (g) above, all accounts receivable hereafter existing and relating in any way to the assets described in subparagraph (a) above, and all inventory (as defined in Article 9 of the Arizona Uniform Commercial Code) hereafter acquired by Debtor and relating in any way to the accounts described in subparagraph
     (a) above,

(All  of  the  foregoing   being   referred  to  herein   collectively   as  the
"Collateral.")

                                       1

                              SECURED INDEBTEDNESS

1 This Security Agreement is made to provide collateral and security for the payment and performance by Debtor of all of the following:

          Debtor's Promissory Note dated as of even date herewith in the original principal amount of $1,000,000 payable to the order of Secured Party with interest and with a final maturity date of March ____, 2004, together with any and all extensions, renewals, modifications, substitutions and changes in form thereof (the "Note");

          The amount of all reasonable expenditures made and obligations incurred by Secured Party in attempting to remedy any material default on the part of Debtor in respect of this Security Agreement or the Note;

          The amount of all expenditures made and obligations incurred by Secured Party in attempting to collect any Secured Indebtedness or to enforce any right or remedy for realizing upon any Collateral for any Secured Indebtedness; and

          Interest on all amounts expended by Secured Party for any of the purposes specified in (b) and (c) next hereinabove at an annual rate of interest equal to 18% per annum.

(All of the foregoing is referred to herein as the "Secured Indebtedness".)

                                       2

                                 REPRESENTATIONS

     Debtor represents to Secured Party as follows:

1 Debtor is duly organized and existing under the laws of the State of Delaware.

2 The execution, delivery and performance of this Security Agreement are within Debtor's corporate powers, have been duly authorized and are not in contravention of law applicable to Debtor or the powers of Debtor's charter, bylaws or other incorporation papers or of any indenture agreement or undertaking to which Debtor is a party or by which it is bound.

3 Except for a lien in favor of Imperial Bank which Debtor shall obtain the release of on or before the 60th day following the date hereof, there are no presently outstanding liens, security interests or encumbrances in or on the Collateral or the proceeds, nor any financing statements covering the Collateral or the proceeds thereof, except for the security interest granted in this Security Agreement and the financing statements executed pursuant hereto.

4 The address of Debtor's place of business is 1100 Valley Brook Avenue, Lyndhurst, New Jersey.

                                       3

                                    COVENANTS

     So long as the Secured Indebtedness or any part thereof remains unpaid, Debtor, for itself, its successors and assigns, covenants and agrees with Secured Party, its successors and assigns, as follows:

1 Debtor shall make prompt payment, as the same becomes due, of all the Secured Indebtedness in accordance with the terms and provisions of the agreements evidencing such indebtedness unless Debtor is legally entitled to exercise a right of set-off pursuant to Section 9.15 of the Purchase Agreement.

2 Debtor shall maintain its corporate existence and pay all necessary corporate franchise and license taxes, fees and charges.

3 Debtor shall pay all reasonable expenses and reimburse Secured Party for any reasonable expenditures, including reasonable attorneys' fees and legal expenses, in connection with Secured Party's exercise of any of its rights and remedies under Article IV or Secured Party's protection of the Collateral and its security interest therein.

4 Debtor shall at all times keep accurate and complete records of the Collateral and its proceeds.

5 Debtor agrees to execute such documents and perform all acts and things which Secured Party may deem necessary to perfect and continue to perfect the security interest created by this Security Agreement, to protect the Collateral and to enforce the security interest, including the execution and filing of financing statements, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

6 Debtor shall pay before delinquency all taxes and assessments upon the Collateral.

7 If Debtor shall default in paying when due any tax, assessment or charge levied upon the Collateral or any part thereof or if Debtor fails to maintain the Collateral as above provided, Secured Party may at its option and without waiver of any right hereunder, pay such tax, assessment or charge, or take whatever action is necessary to maintain the Collateral and in each such case the amount paid in respect thereof shall be payable to Secured Party forthwith with interest at 18% per annum until paid and shall become part of the indebtedness secured by this Security Agreement.

8 Debtor shall provided notice to Secured Party within ten days after changing the address of its principal place of business.

9 Upon the occurrence of an event of default set forth in Article VI hereof, Debtor shall promptly take such action as is necessary to transfer back to Secured Party the Seller Accounts and such other related business relationships that are not otherwise evidenced in writing, and Debtor hereby covenants and agrees to immediately cease doing business of any kind whatsoever with such Seller Accounts and business relationships.

                                       4

                             ASSIGNMENT OF PAYMENTS;
                 CERTAIN POWERS OF SECURED PARTY; VOTING RIGHTS

     Debtor hereby authorizes and directs each issuer and each account debtor and each other person or entity obligated to make payment in respect of any of the intangible property constituting Collateral (each issuer and each such account debtor and other person or entity being herein called a "Collateral Obligor") to pay over to Secured Party, its officers, agents or assigns, upon demand by Secured Party, all or any part of the Collateral without making any inquiries as to the status or balance of the Secured Indebtedness and without any further consent of Debtor. Secured Party agrees to give Debtor notice of any actions to be taken pursuant to the preceding sentence. To facilitate the rights of Secured Party hereunder, Debtor hereby authorizes Secured Party, its officers, employees, agents or assigns upon the occurrence of a default hereunder, and at any time thereafter:

          to notify Collateral Obligors of the security interest in the respective Collateral created hereunder and to collect all or any part of the Collateral without further notice to or further consent by Debtor, and Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor (such agency being coupled with an interest), irrevocably, with power of substitution, in the name of Debtor or in its own name or otherwise, to take any of the actions described in the following clauses (b), (c), (d) and (e);

          to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under the Collateral and to settle and/or adjust all disputes and/or claims directly with any Collateral Obligor and to compromise, extend the time for payment arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, on such terms and conditions as Secured Party may determine (without thereby incurring responsibility to or discharging or otherwise affecting the liability of Debtor to Secured Party under this Security Agreement or otherwise);

          to direct delivery of, receive, open and dispose of all mail addressed to Debtor and to execute, sign, endorse, transfer and deliver (in the name of Debtor or in its own name or otherwise) any and all receipts or other orders for the payment of money drawn on the Collateral and all notes, acceptances, commercial paper, drafts, checks, money orders and other instruments given in payment or in part payment thereof and all invoices, freight and express bills and bills of lading, storage receipts, warehouse receipts and other instruments and documents in respect of any of the Collateral and any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement;

          in its discretion to file any claim or take any other action or proceeding which Secured Party may deem necessary or appropriate to protect and preserve the rights, titles and interests of Secured Party hereunder;

          to sign the name of Debtor to financing statements, drafts against Collateral Obligors, assignments or verifications of any of the Collateral and notices to Collateral Obligors.

     The powers conferred on Secured Party pursuant to this Article V are conferred solely to protect Secured Party's interest in the Collateral and shall not impose any duty or obligation on Secured Party to perform any of the powers herein conferred.

     No exercise of any of the rights provided for in this Article V shall constitute a retention of collateral in satisfaction of the indebtedness as provided for in Section 9-505 of the Uniform Commercial Code.

                          REMEDIES IN EVENT OF DEFAULT

1 The term "default" as used in this Security Agreement shall mean the occurrence of any event of default as defined in the Note or the occurrence of any of the following events:

          The failure of Debtor to make due and punctual payment of the Secured Indebtedness secured hereby, principal or interest, or any part thereof, as the same shall become due and payable, whether at the scheduled due date, maturity or when accelerated pursuant to any power to accelerate held by Secured Party, unless Debtor is legally entitled to exercise a right of setoff pursuant to Section 9.15 of the Purchase Agreement.

          The failure of Debtor punctually and properly to observe, keep or perform any covenant, agreement or condition relating to the Secured Indebtedness or herein required to be observed, kept or performed, if such failure continues for thirty (30) days after written notice and demand by Secured Party for the performance of such covenant, agreement or condition.

          Any material representation made in this Security Agreement shall prove to be untrue.

          Debtor declares itself insolvent or is determined to be insolvent by a court of competent jurisdiction, or makes an assignment for the benefit of creditors.

          A receiver is appointed for all or substantially all of the properties of Debtor or of the Collateral or any part thereof.

          Debtor is adjudicated a bankrupt or requests, either by way of petition or answer, that Debtor be adjudicated a bankrupt or that Debtor be allowed or granted any composition, rearrangement, extension, reorganization or other relief under any bankruptcy law or under any other law for the relief of debtors now or hereafter existing.

          The dissolution or other termination of Debtor.

2 Upon the occurrence of a default, Secured Party shall have the option, with or without notice, of declaring all the Secured Indebtedness in its entirety to be immediately due and payable.

3 Upon the occurrence of a default, Secured Party may exercise its right of enforcement under the Uniform Commercial Code in force in the State of Arizona at the date of this Security Agreement. In conjunction with, addition to or substitution for those rights and remedies:

          Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

          Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

          Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default; and

          Written notice mailed to Debtor at its address set forth at the beginning of this Security Agreement five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice.

4 Also upon the occurrence of a default, Secured Party may at any time, whether before or after any revocation of such power and authority or the maturity of any of the Secured Indebtedness, (i) notify any parties obligated on any of the accounts receivable, notes receivable, contracts or Intangible Personal Property to make payment to Secured Party of any amounts due or to become due thereunder and enforce collection of any such trade accounts receivable, notes receivable, contracts or Intangible Personal Property by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations thereunder or evidenced thereby; (ii) Debtor will, at its own expense, notify any parties obligated on any of the trade accounts receivable, notes receivable, contracts or Intangible Personal Property to make payment to the Secured Party of any amounts due or to become due thereunder; and (iii) Secured Party is authorized to endorse, in the name of Debtor, any item howsoever received by Secured Party, representing any payment on or other proceeds of any of the Collateral. In each instance in which Secured Party may elect hereunder to effect direct collection of any one or more trade accounts receivable, notes receivable, contracts or Intangible Personal Property, Secured Party is also entitled to take possession of all books and records of Debtor relating to the Debtor's trade accounts receivable, notes receivable, contracts or Intangible Personal Property and Debtor will not in any manner take or suffer any action to be taken to hinder, delay or interfere with the Secured Party's attempts to effect collection.

5 In addition to the above, Secured Party shall have and may exercise all other rights conferred by law or under this Security Agreement and may resort to any remedy existing at law or in equity for the collection of the Secured Indebtedness and for the enforcement of the covenants and agreements contained herein and the resort to any remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

6 The rights granted hereunder are cumulative of any and all other security now or hereafter held by Secured Party or other holder for payment of the Secured Indebtedness and Secured Party may resort to any security now or hereafter existing for the payment of such indebtedness in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy.

                                       6

                                  MISCELLANEOUS

1 When all of the Secured Indebtedness has been paid in full and all obligations and liabilities of Debtor hereunder shall have been performed and discharged, then and in that case only the security interests evidenced hereby or provided for herein shall terminate and shall be released at the expense of Debtor and the Collateral then held as such by Secured Party shall become free and clear of such security interests. In such event Secured Party shall execute such instruments, including, but not limited to, Termination Statements, necessary to give effect to this Section 6.1.

2 No modification or waiver of any provision of this Security Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

3 Secured Party may enter upon Debtor's premises at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral or its proceeds and Debtor shall assist Secured Party in whatever way necessary to make any such inspection.

4 Secured Party may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness remitted by Debtor to Secured Party as proceeds to pay Secured Party directly.

5 Secured Party may, by any employee or employees Secured Party may designate, execute, sign, endorse, transfer or deliver in the name of Debtor, notes, checks, drafts or other instruments, for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents necessary to evidence, perfect and realize upon the security interests and obligations of this Security Agreement.

6 Secured Party may assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Debtor will assert no claims or defenses it may have against the assignee except those granted in this Security Agreement.

7 All notices and communications provided for herein shall be delivered or mailed, registered or certified, postage prepaid, addressed to the parties hereto at their addresses set forth at the beginning of this Security Agreement, or such other address as any party hereto shall hereafter designate by written notice to the other party.

8 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the validity or enforceability of any other provision.

9 Unless the context clearly indicates otherwise, "Debtor" and "Secured Party" as used in this Security Agreement include the respective successors and assigns of those parties.

10 The law governing this Security Agreement shall be that of the State of Arizona in force at the date of this Security Agreement.

11 All liens, security interests, claims and rights of any kind that Secured Party may now have or hereafter acquire against Debtor and Debtor's property which secure the Secured Indebtedness shall be subordinate, inferior and subject to the liens, security interests, claims and rights of any commercial financial institution that hereafter provides debt financing to Debtor whether now or hereafter created, including but not limited to, any renewals, extensions or modifications thereof.

     IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the date first above written.


                                        AWARDS.COM, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        DURHAM & COMPANY, INC.

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------